Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account Five of Talcott Resolution Life and Annuity Insurance Company and the
Board of Directors of Talcott Resolution Life and Annuity Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account Five of Talcott Resolution Life and Annuity Insurance Company (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT Large Cap Value Fund (Class IA) (formerly Putnam VT Equity Income Fund (Class IA))
Putnam VT George Putnam Balanced Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA) (formerly Putnam VT Global Equity Fund (Class IA))
Hartford Capital Appreciation HLS Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
Hartford Healthcare HLS Fund (Class IA)	Putnam VT Income Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)
Hartford Small Company HLS Fund (Class IA)	Putnam VT International Value Fund (Class IA)
Hartford Stock HLS Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
Invesco V.I. American Value Fund (Series I)	Putnam VT Research Fund (Class IA)
Invesco V.I. Diversified Dividend Fund (Series I)	Putnam VT Small Cap Value Fund (Class IA)
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
Invesco V.I. Equity and Income Fund (Series I)	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)
Invesco V.I. Growth and Income Fund (Series I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)
Invesco V.I. High Yield Fund (Series I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
Putnam VT Mortgage Securities Fund (Class IA)	Morgan Stanley VIF Growth Portfolio (Class I)
Putnam VT Diversified Income Fund (Class IA)	PSF PGIM Government Money Market Portfolio (Class I) (formerly Prudential Government Money Market Portfolio (Class I))

We have also audited the accompanying statement of assets and liabilities of BlackRock S&P 500 Index V.I. Fund (Class I), and the related statement of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund (Class I)	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account Five of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in

SA-1

Report of Independent Registered Public Accounting Firm

their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Separate Account Five of Talcott Resolution Life and Annuity Insurance Company since 2002.

SA-2

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,395,200	80,492	1,237,413	1,122,985	603,386
Cost	$6,395,200	$910,152	$32,246,155	$52,464,037	$9,306,329
Fair Value	$6,395,200	$1,208,993	$43,891,043	$60,933,171	$12,580,592
Due from Sponsor Company	341,946	—	—	100	—
Receivable for fund shares sold	—	—	244,717	—	—

Total assets	6,737,146	1,208,993	44,135,760	60,933,271	12,580,592

Liabilities:
Due to Sponsor Company	—	—	244,717	—	—
Payable for fund shares purchased	341,946	—	—	100	—

Total liabilities	341,946	—	244,717	100	—

Net assets:
For contract liabilities	$6,395,200	$1,208,993	$43,891,043	$60,933,171	$12,580,592

Deferred contracts in the accumulation period:
Units owned by participants #	611,886	30,704	4,682,276	2,752,639	1,671,082
Contract liability	$6,395,200	$1,208,993	$43,891,043	$60,933,171	$12,580,592

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-3

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,247,567	136,171	363,942	431,285	339,666
Cost	$25,778,844	$2,805,123	$5,121,580	$13,723,747	$6,572,746
Fair Value	$34,407,911	$3,209,547	$7,606,392	$17,385,108	$8,345,587
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	30,684	66,230	—

Total assets	34,407,911	3,209,547	7,637,076	17,451,338	8,345,587

Liabilities:
Due to Sponsor Company	—	—	30,684	66,230	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	30,684	66,230	—

Net assets:
For contract liabilities	$34,407,911	$3,209,547	$7,606,392	$17,385,108	$8,345,587

Deferred contracts in the accumulation period:
Units owned by participants #	1,865,352	232,784	1,259,043	811,777	672,450
Contract liability	$34,407,911	$3,209,547	$7,606,392	$17,385,108	$8,345,587

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	299,246	887,288	564,482	9,908	31,725
Cost	$16,821,209	$10,022,230	$5,691,120	$160,236	$585,353
Fair Value	$34,087,132	$10,017,485	$5,644,817	$199,453	$946,032
Due from Sponsor Company	—	—	250	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	34,087,132	10,017,485	5,645,067	199,453	946,032

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	250	—	—

Total liabilities	—	—	250	—	—

Net assets:
For contract liabilities	$34,087,132	$10,017,485	$5,644,817	$199,453	$946,032

Deferred contracts in the accumulation period:
Units owned by participants #	2,428,791	2,293,979	3,078,190	3,161	31,357
Contract liability	$34,087,132	$10,017,485	$5,644,817	$199,453	$946,032

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	68,385	4,656	11,863	4,312	41,965
Cost	$1,223,320	$78,508	$227,923	$22,667	$436,490
Fair Value	$2,117,191	$96,328	$281,158	$22,554	$366,775
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,117,191	96,328	281,158	22,554	366,775

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$2,117,191	$96,328	$281,158	$22,554	$366,775

Deferred contracts in the accumulation period:
Units owned by participants #	17,927	3,649	5,021	1,327	15,000
Contract liability	$2,117,191	$96,328	$281,158	$22,554	$366,775

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	197,636	488,038	160,831	141,783	35,093
Cost	$1,539,110	$10,857,538	$2,697,485	$2,380,442	$497,772
Fair Value	$1,039,564	$15,221,908	$3,224,657	$3,320,559	$685,017
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,039,564	15,221,908	3,224,657	3,320,559	685,017

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$1,039,564	$15,221,908	$3,224,657	$3,320,559	$685,017

Deferred contracts in the accumulation period:
Units owned by participants #	27,382	248,366	42,385	54,719	10,219
Contract liability	$1,039,564	$15,221,908	$3,224,657	$3,320,559	$685,017

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	814,023	191,544	165,967	36,407	36,913
Cost	$7,262,975	$1,715,673	$1,963,839	$484,118	$504,111
Fair Value	$13,439,521	$1,206,729	$1,726,062	$628,755	$865,988
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	13,439,521	1,206,729	1,726,062	628,755	865,988

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$13,439,521	$1,206,729	$1,726,062	$628,755	$865,988

Deferred contracts in the accumulation period:
Units owned by participants #	403,250	21,006	40,463	13,883	22,469
Contract liability	$13,439,521	$1,206,729	$1,726,062	$628,755	$865,988

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	30,215	45,178	1,086,928	206,532	20,160
Cost	$350,742	$654,824	$1,086,928	$5,526,185	$381,173
Fair Value	$348,079	$1,160,631	$1,086,928	$10,545,530	$713,882
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	134,214	—	—

Total assets	348,079	1,160,631	1,221,142	10,545,530	713,882

Liabilities:
Due to Sponsor Company	—	—	134,214	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	134,214	—	—

Net assets:
For contract liabilities	$348,079	$1,160,631	$1,086,928	$10,545,530	$713,882

Deferred contracts in the accumulation period:
Units owned by participants #	8,988	22,896	612,199	73,724	10,094
Contract liability	$348,079	$1,160,631	$1,086,928	$10,545,530	$713,882

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	47,609	57,838	7,360	2,082	8,935
Cost	$617,581	$631,959	$54,433	$25,350	$73,399
Fair Value	$674,149	$605,565	$52,993	$37,701	$74,520
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	674,149	605,565	52,993	37,701	74,520

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$674,149	$605,565	$52,993	$37,701	$74,520

Deferred contracts in the accumulation period:
Units owned by participants #	7,470	21,661	1,272	1,197	4,267
Contract liability	$674,149	$605,565	$52,993	$37,701	$74,520

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Morgan Stanley VIF Growth Portfolio (Class I)	PSF PGIM Government Money Market Portfolio (Class I)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	51,454	20,437	301,832
Cost	$1,928,787	$204,373	$7,288,579
Fair Value	$2,764,092	$204,373	$9,734,083
Due from Sponsor Company	—	—	300
Receivable for fund shares sold	—	—	—

Total assets	2,764,092	204,373	9,734,383

Liabilities:
Due to Sponsor Company	—	—	—
Payable for fund shares purchased	—	—	300

Total liabilities	—	—	300

Net assets:
For contract liabilities	$2,764,092	$204,373	$9,734,083

Deferred contracts in the accumulation period:
Units owned by participants #	40,515	19,559	517,259
Contract liability	$2,764,092	$204,373	$9,734,083

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$558	$11,185	$432,133	$282,092	$66,941

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	57,984	1,921,215	1,544,947	492,625
Net realized gain distributions	—	61,808	2,328,135	5,315,570	502,761
Change in unrealized appreciation (depreciation)	—	10,815	3,129,686	1,356,891	1,727,211

Net gain (loss) on investments	—	130,607	7,379,036	8,217,408	2,722,597

Net increase (decrease) in net assets resulting from operations	$558	$141,792	$7,811,169	$8,499,500	$2,789,538

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$413,328	$7,652	$79,408	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,126,801	113,210	389,705	885,025	511,046
Net realized gain distributions	1,593,755	366,994	—	2,861,593	1,036,868
Change in unrealized appreciation (depreciation)	5,925,891	(156,251)	126,776	(1,997,810)	(1,374,879)

Net gain (loss) on investments	8,646,447	323,953	516,481	1,748,808	173,035

Net increase (decrease) in net assets resulting from operations	$9,059,775	$331,605	$595,889	$1,748,808	$173,035

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$385,252	$247,616	$44,099	$833	$19,551

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,848,999	37,068	(3,512)	466	12,514
Net realized gain distributions	1,178,973	252,802	—	—	3,539
Change in unrealized appreciation (depreciation)	2,878,731	(644,539)	(51,729)	42,805	118,487

Net gain (loss) on investments	6,906,703	(354,669)	(55,241)	43,271	134,540

Net increase (decrease) in net assets resulting from operations	$7,291,955	$(107,053)	$(11,142)	$44,104	$154,091

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$23,126	$1,720	$4,109	$1,062	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	12,843	258	592	4	(6,741)
Net realized gain distributions	—	909	—	—	—
Change in unrealized appreciation (depreciation)	447,240	12,429	58,356	(113)	(5,630)

Net gain (loss) on investments	460,083	13,596	58,948	(109)	(12,371)

Net increase (decrease) in net assets resulting from operations	$483,209	$15,316	$63,057	$953	$(12,371)

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$10,363	$204,235	$30,539	$33,941	$7,389

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(18,558)	415,999	76,066	154,993	2,333
Net realized gain distributions	—	547,449	85,644	89,319	44,242
Change in unrealized appreciation (depreciation)	(67,628)	2,344,387	250,191	135,877	56,288

Net gain (loss) on investments	(86,186)	3,307,835	411,901	380,189	102,863

Net increase (decrease) in net assets resulting from operations	$(75,823)	$3,512,070	$442,440	$414,130	$110,252

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$60,249	$30,105	$8,761	$6,719

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	788,341	(36,095)	(19,645)	9,507	26,646
Net realized gain distributions	1,182,915	—	84,393	22,757	14,282
Change in unrealized appreciation (depreciation)	709,403	38,068	(177,147)	13,831	(83,510)

Net gain (loss) on investments	2,680,659	1,973	(112,399)	46,095	(42,582)

Net increase (decrease) in net assets resulting from operations	$2,680,659	$62,222	$(82,294)	$54,856	$(35,863)

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$7,769	$9,082	$149	$33,771	$1,928

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(458)	22,687	—	420,252	22,202
Net realized gain distributions	4,480	90,689	—	903,187	47,553
Change in unrealized appreciation (depreciation)	37,640	164,285	—	766,504	74,189

Net gain (loss) on investments	41,662	277,661	—	2,089,943	143,944

Net increase (decrease) in net assets resulting from operations	$49,431	$286,743	$149	$2,123,714	$145,872

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$5,755	$23,938	$2,750	$325	$2,307

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,650	59	5	242	(184)
Net realized gain distributions	—	39,675	—	—	3,276
Change in unrealized appreciation (depreciation)	193,986	(65,714)	(3,865)	561	6,145

Net gain (loss) on investments	197,636	(25,980)	(3,860)	803	9,237

Net increase (decrease) in net assets resulting from operations	$203,391	$(2,042)	$(1,110)	$1,128	$11,544

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Morgan Stanley VIF Growth Portfolio (Class I)	PSF PGIM Government Money Market Portfolio (Class I)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$92	$114,502

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	80,197	—	245,158
Net realized gain distributions	760,895	—	643,023
Change in unrealized appreciation (depreciation)	(826,704)	—	1,217,593

Net gain (loss) on investments	14,388	—	2,105,774

Net increase (decrease) in net assets resulting from operations	$14,388	$92	$2,220,276

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$558	$11,185	$432,133	$282,092	$66,941
Net realized gain (loss) on security transactions	—	57,984	1,921,215	1,544,947	492,625
Net realized gain distributions	—	61,808	2,328,135	5,315,570	502,761
Change in unrealized appreciation (depreciation)	—	10,815	3,129,686	1,356,891	1,727,211

Net increase (decrease) in net assets resulting from operations	558	141,792	7,811,169	8,499,500	2,789,538

Unit transactions:
Purchases	—	—	50	2,349	—
Net transfers	1,580,784	190,237	(530,970)	(515,666)	(172,286)
Surrenders for benefit payments and fees	(57,647)	(10,738)	(443,774)	(466,328)	(146,256)
Other transactions	(283)	—	(97)	193	(35)
Death benefits	(757,292)	(150,983)	(5,318,045)	(7,040,545)	(1,477,233)
Net loan activity	(107,307)	—	33,123	(227,519)	4,466
Cost of insurance and other fees	(26,374)	(18,342)	(674,316)	(929,316)	(177,052)

Net increase (decrease) in net assets resulting from unit transactions	631,881	10,174	(6,934,029)	(9,176,832)	(1,968,396)

Net increase (decrease) in net assets	632,439	151,966	877,140	(677,332)	821,142

Net assets:
Beginning of period	5,762,761	1,057,027	43,013,903	61,610,503	11,759,450
End of period	$6,395,200	$1,208,993	$43,891,043	$60,933,171	$12,580,592

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$413,328	$7,652	$79,408	$—	$—
Net realized gain (loss) on security transactions	1,126,801	113,210	389,705	885,025	511,046
Net realized gain distributions	1,593,755	366,994	—	2,861,593	1,036,868
Change in unrealized appreciation (depreciation)	5,925,891	(156,251)	126,776	(1,997,810)	(1,374,879)

Net increase (decrease) in net assets resulting from operations	9,059,775	331,605	595,889	1,748,808	173,035

Unit transactions:
Purchases	50	—	50	583	—
Net transfers	(441,524)	(323,508)	3,237	(654,540)	(133,554)
Surrenders for benefit payments and fees	(233,286)	(78,893)	(140,171)	(241,899)	(88,385)
Other transactions	133	—	(50)	80	(51)
Death benefits	(4,425,307)	(330,565)	(875,489)	(1,583,962)	(1,150,522)
Net loan activity	(57,150)	(157)	(4,954)	(3,768)	(33,616)
Cost of insurance and other fees	(505,258)	(52,406)	(121,984)	(257,670)	(134,249)

Net increase (decrease) in net assets resulting from unit transactions	(5,662,342)	(785,529)	(1,139,361)	(2,741,176)	(1,540,377)

Net increase (decrease) in net assets	3,397,433	(453,924)	(543,472)	(992,368)	(1,367,342)

Net assets:
Beginning of period	31,010,478	3,663,471	8,149,864	18,377,476	9,712,929
End of period	$34,407,911	$3,209,547	$7,606,392	$17,385,108	$8,345,587

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$385,252	$247,616	$44,099	$833	$19,551
Net realized gain (loss) on security transactions	2,848,999	37,068	(3,512)	466	12,514
Net realized gain distributions	1,178,973	252,802	—	—	3,539
Change in unrealized appreciation (depreciation)	2,878,731	(644,539)	(51,729)	42,805	118,487

Net increase (decrease) in net assets resulting from operations	7,291,955	(107,053)	(11,142)	44,104	154,091

Unit transactions:
Purchases	1,165	—	—	—	—
Net transfers	(35,965)	172,871	654,656	—	236
Surrenders for benefit payments and fees	(316,930)	(131,580)	(143,853)	—	—
Other transactions	(231)	(64)	—	—	—
Death benefits	(4,396,500)	(807,375)	(542,935)	—	(17,479)
Net loan activity	(72,656)	(7,106)	504	(47)	(171)
Cost of insurance and other fees	(492,123)	(153,389)	(90,932)	(3,394)	(16,470)

Net increase (decrease) in net assets resulting from unit transactions	(5,313,240)	(926,643)	(122,560)	(3,441)	(33,884)

Net increase (decrease) in net assets	1,978,715	(1,033,696)	(133,702)	40,663	120,207

Net assets:
Beginning of period	32,108,417	11,051,181	5,778,519	158,790	825,825
End of period	$34,087,132	$10,017,485	$5,644,817	$199,453	$946,032

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$23,126	$1,720	$4,109	$1,062	$—
Net realized gain (loss) on security transactions	12,843	258	592	4	(6,741)
Net realized gain distributions	—	909	—	—	—
Change in unrealized appreciation (depreciation)	447,240	12,429	58,356	(113)	(5,630)

Net increase (decrease) in net assets resulting from operations	483,209	15,316	63,057	953	(12,371)

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	—	—	—	—	(3,801)
Surrenders for benefit payments and fees	—	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(39,638)
Net loan activity	—	—	—	—	(71)
Cost of insurance and other fees	(34,481)	(1,572)	(4,378)	(321)	(6,548)

Net increase (decrease) in net assets resulting from unit transactions	(34,481)	(1,572)	(4,378)	(321)	(50,058)

Net increase (decrease) in net assets	448,728	13,744	58,679	632	(62,429)

Net assets:
Beginning of period	1,668,463	82,584	222,479	21,922	429,204
End of period	$2,117,191	$96,328	$281,158	$22,554	$366,775

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$10,363	$204,235	$30,539	$33,941	$7,389
Net realized gain (loss) on security transactions	(18,558)	415,999	76,066	154,993	2,333
Net realized gain distributions	—	547,449	85,644	89,319	44,242
Change in unrealized appreciation (depreciation)	(67,628)	2,344,387	250,191	135,877	56,288

Net increase (decrease) in net assets resulting from operations	(75,823)	3,512,070	442,440	414,130	110,252

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	10,925	85,694	(173,915)	1,327	29,553
Surrenders for benefit payments and fees	—	(314,785)	—	(156,001)	—
Other transactions	—	—	—	—	—
Death benefits	(36,996)	(1,042,450)	(319,827)	(255,069)	—
Net loan activity	(120)	8,076	(79)	(661)	(31)
Cost of insurance and other fees	(19,705)	(265,873)	(57,037)	(59,032)	(10,411)

Net increase (decrease) in net assets resulting from unit transactions	(45,896)	(1,529,338)	(550,858)	(469,436)	19,111

Net increase (decrease) in net assets	(121,719)	1,982,732	(108,418)	(55,306)	129,363

Net assets:
Beginning of period	1,161,283	13,239,176	3,333,075	3,375,865	555,654
End of period	$1,039,564	$15,221,908	$3,224,657	$3,320,559	$685,017

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$60,249	$30,105	$8,761	$6,719
Net realized gain (loss) on security transactions	788,341	(36,095)	(19,645)	9,507	26,646
Net realized gain distributions	1,182,915	—	84,393	22,757	14,282
Change in unrealized appreciation (depreciation)	709,403	38,068	(177,147)	13,831	(83,510)

Net increase (decrease) in net assets resulting from operations	2,680,659	62,222	(82,294)	54,856	(35,863)

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(199,892)	(23,149)	60,583	41,228	48,132
Surrenders for benefit payments and fees	(125,764)	—	—	—	(29,447)
Other transactions	—	—	—	—	—
Death benefits	(1,128,810)	(30,792)	(138,154)	(70,300)	(63,835)
Net loan activity	9,748	(242)	(181)	(140)	(42)
Cost of insurance and other fees	(235,162)	(22,258)	(30,535)	(12,481)	(15,466)

Net increase (decrease) in net assets resulting from unit transactions	(1,679,880)	(76,441)	(108,287)	(41,693)	(60,658)

Net increase (decrease) in net assets	1,000,779	(14,219)	(190,581)	13,163	(96,521)

Net assets:
Beginning of period	12,438,742	1,220,948	1,916,643	615,592	962,509
End of period	$13,439,521	$1,206,729	$1,726,062	$628,755	$865,988

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$7,769	$9,082	$149	$33,771	$1,928
Net realized gain (loss) on security transactions	(458)	22,687	—	420,252	22,202
Net realized gain distributions	4,480	90,689	—	903,187	47,553
Change in unrealized appreciation (depreciation)	37,640	164,285	—	766,504	74,189

Net increase (decrease) in net assets resulting from operations	49,431	286,743	149	2,123,714	145,872

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(10,348)	148,566	(420,899)	(24,778)	(3,651)
Surrenders for benefit payments and fees	—	—	—	(173,084)	—
Other transactions	—	—	(127)	—	—
Death benefits	(11,020)	(187,712)	(76,823)	(441,585)	(35,101)
Net loan activity	(29)	(244)	(29,278)	(3,094)	(2,215)
Cost of insurance and other fees	(5,428)	(18,134)	(15,307)	(175,932)	(13,162)

Net increase (decrease) in net assets resulting from unit transactions	(26,825)	(57,524)	(542,434)	(818,473)	(54,129)

Net increase (decrease) in net assets	22,606	229,219	(542,285)	1,305,241	91,743

Net assets:
Beginning of period	325,473	931,412	1,629,213	9,240,289	622,139
End of period	$348,079	$1,160,631	$1,086,928	$10,545,530	$713,882

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$5,755	$23,938	$2,750	$325	$2,307
Net realized gain (loss) on security transactions	3,650	59	5	242	(184)
Net realized gain distributions	—	39,675	—	—	3,276
Change in unrealized appreciation (depreciation)	193,986	(65,714)	(3,865)	561	6,145

Net increase (decrease) in net assets resulting from operations	203,391	(2,042)	(1,110)	1,128	11,544

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	166,572	—	—	—	(125)
Surrenders for benefit payments and fees	(35,395)	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	(166,240)	—	—	—	(20,258)
Net loan activity	195	—	(83)	—	(98)
Cost of insurance and other fees	(11,239)	(10,580)	(963)	(698)	(1,554)

Net increase (decrease) in net assets resulting from unit transactions	(46,107)	(10,580)	(1,046)	(698)	(22,035)

Net increase (decrease) in net assets	157,284	(12,622)	(2,156)	430	(10,491)

Net assets:
Beginning of period	516,865	618,187	55,149	37,271	85,011
End of period	$674,149	$605,565	$52,993	$37,701	$74,520

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Morgan Stanley VIF Growth Portfolio (Class I)	PSF PGIM Government Money Market Portfolio (Class I)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$92	$114,502
Net realized gain (loss) on security transactions	80,197	—	245,158
Net realized gain distributions	760,895	—	643,023
Change in unrealized appreciation (depreciation)	(826,704)	—	1,217,593

Net increase (decrease) in net assets resulting from operations	14,388	92	2,220,276

Unit transactions:
Purchases	—	—	—
Net transfers	409	—	28,288
Surrenders for benefit payments and fees	—	—	(96,607)
Other transactions	—	—	1
Death benefits	(123,388)	(3,970)	(650,765)
Net loan activity	(1,704)	(661)	1,002
Cost of insurance and other fees	(52,724)	(4,115)	(136,055)

Net increase (decrease) in net assets resulting from unit transactions	(177,407)	(8,746)	(854,136)

Net increase (decrease) in net assets	(163,019)	(8,654)	1,366,140

Net assets:
Beginning of period	2,927,111	213,027	8,367,943
End of period	$2,764,092	$204,373	$9,734,083

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$14,335	$13,335	$680,136	$515,438	$35,015
Net realized gain (loss) on security transactions	—	14,273	1,021,779	(66,267)	49,490
Net realized gain distributions	—	54,291	2,134,238	4,105,323	319,574
Change in unrealized appreciation (depreciation)	—	63,959	618,125	6,520,183	1,179,808

Net increase (decrease) in net assets resulting from operations	14,335	145,858	4,454,278	11,074,677	1,583,887

Unit transactions:
Purchases	—	—	—	3,765	—
Net transfers	2,397,779	3,540	1,046,868	(1,724,962)	6,355,076
Surrenders for benefit payments and fees	(779,880)	—	(1,044,683)	(1,593,937)	(258,529)
Other transactions	(139)	—	242	86	(2)
Death benefits	(907,830)	(51,257)	(5,210,719)	(5,896,002)	(167,553)
Net loan activity	(10,401)	—	(48,718)	(27,689)	(4,062)
Cost of insurance and other fees	(44,395)	(16,830)	(636,149)	(844,487)	(89,005)

Net increase (decrease) in net assets resulting from unit transactions	655,134	(64,547)	(5,893,159)	(10,083,226)	5,835,925

Net increase (decrease) in net assets	669,469	81,311	(1,438,881)	991,451	7,419,812

Net assets:
Beginning of period	5,093,292	975,716	44,452,784	60,619,052	4,339,638
End of period	$5,762,761	$1,057,027	$43,013,903	$61,610,503	$11,759,450

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$541,032	$15,561	$137,070	$7,844	$—
Net realized gain (loss) on security transactions	(38,635)	55,973	170,809	492,885	246,753
Net realized gain distributions	1,507,254	560,229	—	1,460,192	1,014,379
Change in unrealized appreciation (depreciation)	(256,531)	53,291	1,082,674	1,716,619	2,264,844

Net increase (decrease) in net assets resulting from operations	1,753,120	685,054	1,390,553	3,677,540	3,525,976

Unit transactions:
Purchases	—	—	1,000	583	—
Net transfers	(1,248,253)	228,148	(290,363)	(324,359)	59,504
Surrenders for benefit payments and fees	(1,170,841)	(18,600)	(248,497)	(509,344)	(310,580)
Other transactions	4	26	(29)	27	29
Death benefits	(2,845,292)	(273,257)	(310,305)	(853,757)	(321,828)
Net loan activity	6,386	(157)	(13,166)	(17,400)	(32,280)
Cost of insurance and other fees	(462,846)	(47,188)	(111,800)	(220,583)	(104,991)

Net increase (decrease) in net assets resulting from unit transactions	(5,720,842)	(111,028)	(973,160)	(1,924,833)	(710,146)

Net increase (decrease) in net assets	(3,967,722)	574,026	417,393	1,752,707	2,815,830

Net assets:
Beginning of period	34,978,200	3,089,445	7,732,471	16,624,769	6,897,099
End of period	$31,010,478	$3,663,471	$8,149,864	$18,377,476	$9,712,929

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$489,169	$319,942	$101,836	$1,251	$23,546
Net realized gain (loss) on security transactions	1,853,534	90,918	8,228	(22,921)	19,587
Net realized gain distributions	2,007,487	19,173	—	1,333	19,582
Change in unrealized appreciation (depreciation)	(925,723)	324,390	(49,235)	1,052	(71,355)

Net increase (decrease) in net assets resulting from operations	3,424,467	754,423	60,829	(19,285)	(8,640)

Unit transactions:
Purchases	1,165	—	125,017	146	488
Net transfers	(602,987)	3,341,278	1,745,165	(853)	540
Surrenders for benefit payments and fees	(495,105)	(33,496)	(1,860)	—	(27,380)
Other transactions	(223)	(61)	155	—	—
Death benefits	(2,623,883)	(1,038,847)	(143,058)	(77,255)	(35,043)
Net loan activity	(35,623)	(14,569)	(29,212)	8	(4)
Cost of insurance and other fees	(456,992)	(137,753)	(73,477)	(3,268)	(14,205)

Net increase (decrease) in net assets resulting from unit transactions	(4,213,648)	2,116,552	1,622,730	(81,222)	(75,604)

Net increase (decrease) in net assets	(789,181)	2,870,975	1,683,559	(100,507)	(84,244)

Net assets:
Beginning of period	32,897,598	8,180,206	4,094,960	259,297	910,069
End of period	$32,108,417	$11,051,181	$5,778,519	$158,790	$825,825

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$20,702	$1,801	$4,416	$1,230	$57,677
Net realized gain (loss) on security transactions	3,498	(37)	(49,832)	(2,120)	(51,307)
Net realized gain distributions	22,232	3,318	3,251	—	—
Change in unrealized appreciation (depreciation)	132,967	2,320	(962)	(878)	(21,412)

Net increase (decrease) in net assets resulting from operations	179,399	7,402	(43,127)	(1,768)	(15,042)

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(2,211)	—	(1,595)	209	(2,216)
Surrenders for benefit payments and fees	—	—	(103,800)	—	(87,327)
Other transactions	—	—	—	—	—
Death benefits	(26,445)	—	(68,222)	(11,886)	(387,805)
Net loan activity	—	—	—	—	(73)
Cost of insurance and other fees	(25,271)	(1,261)	(4,634)	(347)	(9,131)

Net increase (decrease) in net assets resulting from unit transactions	(53,927)	(1,261)	(178,251)	(12,024)	(486,552)

Net increase (decrease) in net assets	125,472	6,141	(221,378)	(13,792)	(501,594)

Net assets:
Beginning of period	1,542,991	76,443	443,857	35,714	930,798
End of period	$1,668,463	$82,584	$222,479	$21,922	$429,204

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$93,435	$236,272	$64,427	$11,819	$3,432
Net realized gain (loss) on security transactions	(77,334)	85,949	(2,229)	29,469	2,889
Net realized gain distributions	—	823,029	58,128	25,076	43,645
Change in unrealized appreciation (depreciation)	(31,682)	(473,922)	251,995	231,366	28,856

Net increase (decrease) in net assets resulting from operations	(15,581)	671,328	372,321	297,730	78,822

Unit transactions:
Purchases	—	1,390	56	1,390	—
Net transfers	(22,871)	(195,636)	63,740	(4,850)	6,744
Surrenders for benefit payments and fees	(7,579)	(102,656)	(10,323)	(1,289)	—
Other transactions	—	(25)	—	—	—
Death benefits	(162,836)	(672,386)	(196,949)	(196,018)	(6,748)
Net loan activity	(160)	(8,629)	(152)	(2,836)	(28)
Cost of insurance and other fees	(20,626)	(220,829)	(53,994)	(52,648)	(8,565)

Net increase (decrease) in net assets resulting from unit transactions	(214,072)	(1,198,771)	(197,622)	(256,251)	(8,597)

Net increase (decrease) in net assets	(229,653)	(527,443)	174,699	41,479	70,225

Net assets:
Beginning of period	1,390,936	13,766,619	3,158,376	3,334,386	485,429
End of period	$1,161,283	$13,239,176	$3,333,075	$3,375,865	$555,654

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$25,955	$69,165	$102,072	$10,476	$2,397
Net realized gain (loss) on security transactions	261,691	(85,474)	(12,044)	10,388	52,696
Net realized gain distributions	573,444	—	18,064	—	—
Change in unrealized appreciation (depreciation)	2,702,564	78,389	10,859	49,898	171,282

Net increase (decrease) in net assets resulting from operations	3,563,654	62,080	118,951	70,762	226,375

Unit transactions:
Purchases	656	650	600	—	—
Net transfers	(53,096)	3,369	(359)	(46,517)	(62,989)
Surrenders for benefit payments and fees	(48,261)	(11,081)	(33,555)	—	—
Other transactions	(52)	—	—	—	—
Death benefits	(491,803)	(126,578)	(193,566)	(8,635)	(60,526)
Net loan activity	(1,811)	(278)	(226)	(146)	(46)
Cost of insurance and other fees	(195,725)	(21,726)	(33,180)	(11,264)	(13,892)

Net increase (decrease) in net assets resulting from unit transactions	(790,092)	(155,644)	(260,286)	(66,562)	(137,453)

Net increase (decrease) in net assets	2,773,562	(93,564)	(141,335)	4,200	88,922

Net assets:
Beginning of period	9,665,180	1,314,512	2,057,978	611,392	873,587
End of period	$12,438,742	$1,220,948	$1,916,643	$615,592	$962,509

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$7,834	$11,375	$4,010	$51,442	$5,082
Net realized gain (loss) on security transactions	(9,512)	74,293	—	374,804	36,777
Net realized gain distributions	4,155	38,725	—	682,918	67,689
Change in unrealized appreciation (depreciation)	7,679	36,548	—	1,069,454	(137)

Net increase (decrease) in net assets resulting from operations	10,156	160,941	4,010	2,178,618	109,411

Unit transactions:
Purchases	—	—	112	706	—
Net transfers	(3,014)	(154,255)	665,790	(106,588)	(843)
Surrenders for benefit payments and fees	(3,603)	—	—	(331,195)	—
Other transactions	—	—	(49)	—	—
Death benefits	(14,294)	(57,633)	(400,069)	(331,858)	(89,726)
Net loan activity	(30)	(242)	(949)	(3,122)	(2,157)
Cost of insurance and other fees	(4,464)	(16,127)	(16,852)	(145,830)	(12,047)

Net increase (decrease) in net assets resulting from unit transactions	(25,405)	(228,257)	247,983	(917,887)	(104,773)

Net increase (decrease) in net assets	(15,249)	(67,316)	251,993	1,260,731	4,638

Net assets:
Beginning of period	340,722	998,728	1,377,220	7,979,558	617,501
End of period	$325,473	$931,412	$1,629,213	$9,240,289	$622,139

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$7,109	$18,243	$2,329	$423	$1,360
Net realized gain (loss) on security transactions	(53,492)	16,453	(6)	102	(169)
Net realized gain distributions	—	6,669	—	513	1,253
Change in unrealized appreciation (depreciation)	62,261	5,887	584	3,628	(3,513)

Net increase (decrease) in net assets resulting from operations	15,878	47,252	2,907	4,666	(1,069)

Unit transactions:
Purchases	—	—	341	—	390
Net transfers	(128,064)	(403)	—	—	(1)
Surrenders for benefit payments and fees	—	(40,649)	—	—	—
Other transactions	—	—	—	—	—
Death benefits	(7,776)	(21,456)	—	—	—
Net loan activity	249	—	18	—	22
Cost of insurance and other fees	(9,175)	(10,861)	(919)	(556)	(1,471)

Net increase (decrease) in net assets resulting from unit transactions	(144,766)	(73,369)	(560)	(556)	(1,060)

Net increase (decrease) in net assets	(128,888)	(26,117)	2,347	4,110	(2,129)

Net assets:
Beginning of period	645,753	644,304	52,802	33,161	87,140
End of period	$516,865	$618,187	$55,149	$37,271	$85,011

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Morgan Stanley VIF Growth Portfolio (Class I)	PSF PGIM Government Money Market Portfolio (Class I)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$716	$132,474
Net realized gain (loss) on security transactions	69,800	—	134,900
Net realized gain distributions	223,755	—	492,308
Change in unrealized appreciation (depreciation)	1,347,485	—	506,787

Net increase (decrease) in net assets resulting from operations	1,641,040	716	1,266,469

Unit transactions:
Purchases	1,854	1,658	1,000
Net transfers	3,205	(12)	(28,330)
Surrenders for benefit payments and fees	(10)	—	(68,857)
Other transactions	26	—	(26)
Death benefits	(122,966)	(21,038)	(1,507,870)
Net loan activity	(1,341)	(308)	(559)
Cost of insurance and other fees	(37,993)	(4,670)	(123,542)

Net increase (decrease) in net assets resulting from unit transactions	(157,225)	(24,370)	(1,728,184)

Net increase (decrease) in net assets	1,483,815	(23,654)	(461,715)

Net assets:
Beginning of period	1,443,296	236,681	8,829,658
End of period	$2,927,111	$213,027	$8,367,943

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
1. Organization:

Separate Account Five (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

In 2021, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio	Putnam VT Global Health Care Fund (Class IA)
(Service Class)	Putnam VT Growth Opportunities Fund
Putnam VT George Putnam Balanced Fund	(Class IA)
(Class IA)	Putnam VT High Yield Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Putnam VT Income Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	Putnam VT Emerging Markets Equity Fund
Hartford Dividend and Growth HLS Fund (Class IA)	(Class IA)
Hartford Healthcare HLS Fund (Class IA)	Putnam VT International Value Fund (Class IA)
Hartford International Opportunities HLS Fund	Putnam VT Multi-Cap Core Fund (Class IA)
(Class IA)	Putnam VT Government Money Market Fund
Hartford MidCap HLS Fund (Class IA)	(Class IA)
Hartford Small Company HLS Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
Hartford Stock HLS Fund (Class IA)	Putnam VT Research Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Invesco V.I. American Value Fund (Series I)	(Class I)
Invesco V.I. Diversified Dividend Fund (Series I)	Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco V.I. Equally-Weighted S&P 500 Fund	(Class I)
(Series I)	Morgan Stanley VIF Emerging Markets Equity
Invesco V.I. Equity and Income Fund (Series I)	Portfolio (Class I)
Invesco V.I. Growth and Income Fund (Series I)	Morgan Stanley VIF Global Infrastructure Portfolio
Invesco V.I. High Yield Fund (Series I)	(Class I)
Putnam VT Mortgage Securities Fund (Class IA)	Morgan Stanley VIF Growth Portfolio (Class I)
Putnam VT Diversified Income Fund (Class IA)	PSF PGIM Government Money Market Portfolio
Putnam VT Large Cap Value Fund (Class IA)	(Class I) (formerly Prudential Government Money
(formerly Putnam VT Equity Income Fund (Class IA))	Market Portfolio (Class I))
Putnam VT Global Asset Allocation Fund	BlackRock S&P 500 Index V.I. Fund (Class I)
(Class IA)
Putnam VT Focused International Equity Fund
(Class IA) (formerly Putnam VT Global Equity Fund
(Class IA))

SA-39

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
1. Organization (continued):

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2021.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a

SA-40

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h)    Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.
3.    Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.90% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum fee of 4.00% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’

SA-41

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

accounts and are reflected in ‘Surrenders for benefit payments and fees’ on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.40% of the Sub-Account’s average daily net assets. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

e)    Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These fees are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

f)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2021.

4.    Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$23,973,157	$23,341,276
Putnam VT George Putnam Balanced Fund (Class IA)	231,622	221,447
Hartford Balanced HLS Fund (Class IA)	765,782	7,699,811
Hartford Capital Appreciation HLS Fund (Class IA)	415,773	9,592,604
Hartford Disciplined Equity HLS Fund (Class IA)	156,300	2,124,697
Hartford Dividend and Growth HLS Fund (Class IA)	205,779	5,868,121
Hartford Healthcare HLS Fund (Class IA)	—	785,529
Hartford International Opportunities HLS Fund (Class IA)	102,602	1,241,963
Hartford MidCap HLS Fund (Class IA)	158,474	2,899,651
Hartford Small Company HLS Fund (Class IA)	17,000	1,557,377
Hartford Stock HLS Fund (Class IA)	560,405	5,873,645
Hartford Total Return Bond HLS Fund (Class IA)	297,093	1,223,737
Hartford Ultrashort Bond HLS Fund (Class IA)	927,801	1,050,362
Invesco V.I. American Value Fund (Series I)	—	3,441
Invesco V.I. Diversified Dividend Fund (Series I)	—	33,883
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	—	34,481
Invesco V.I. Equity and Income Fund (Series I)	—	1,573
Invesco V.I. Growth and Income Fund (Series I)	—	4,377
Invesco V.I. High Yield Fund (Series I)	—	322
Putnam VT Mortgage Securities Fund (Class IA)	—	50,058
Putnam VT Diversified Income Fund (Class IA)	—	45,896
Putnam VT Large Cap Value Fund (Class IA)	259,756	1,789,095
Putnam VT Global Asset Allocation Fund (Class IA)	30,656	581,513
Putnam VT Focused International Equity Fund (Class IA)	99,585	569,020
Putnam VT Global Health Care Fund (Class IA)	29,553	10,441
Putnam VT Growth Opportunities Fund (Class IA)	165,118	1,844,997
Putnam VT High Yield Fund (Class IA)	5,423	81,864

SA-42

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Putnam VT Income Fund (Class IA)	60,444	168,731
Putnam VT International Equity Fund (Class IA)	1,250	42,943
Putnam VT Emerging Markets Equity Fund (Class IA)	—	60,657
Putnam VT International Value Fund (Class IA)	—	26,824
Putnam VT Multi-Cap Core Fund (Class IA)	—	57,523
Putnam VT Government Money Market Fund (Class IA)	3,434,895	3,977,329
Putnam VT Sustainable Leaders Fund (Class IA)	93,220	911,693
Putnam VT Research Fund (Class IA)	—	54,129
Putnam VT Small Cap Value Fund (Class IA)	49,261	95,368
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	—	10,580
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	—	1,047
Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	—	698
Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	—	22,035
Morgan Stanley VIF Growth Portfolio (Class I)	—	177,407
PSF PGIM Government Money Market Portfolio (Class I)	161,431	170,177
BlackRock S&P 500 Index V.I. Fund (Class I)	249,198	1,103,334

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	2,293,792	2,233,309	60,483
Putnam VT George Putnam Balanced Fund (Class IA)	6,032	6,007	25
Hartford Balanced HLS Fund (Class IA)	84,862	892,660	(807,798)
Hartford Capital Appreciation HLS Fund (Class IA)	20,087	461,539	(441,452)
Hartford Disciplined Equity HLS Fund (Class IA)	21,061	310,557	(289,496)
Hartford Dividend and Growth HLS Fund (Class IA)	12,504	366,234	(353,730)
Hartford Healthcare HLS Fund (Class IA)	—	59,529	(59,529)
Hartford International Opportunities HLS Fund (Class IA)	17,177	212,586	(195,409)
Hartford MidCap HLS Fund (Class IA)	7,839	139,198	(131,359)
Hartford Small Company HLS Fund (Class IA)	1,407	123,797	(122,390)
Hartford Stock HLS Fund (Class IA)	42,400	472,885	(430,485)
Hartford Total Return Bond HLS Fund (Class IA)	68,408	281,173	(212,765)
Hartford Ultrashort Bond HLS Fund (Class IA)	504,844	571,888	(67,044)
Invesco V.I. American Value Fund (Series I)	—	59	(59)
Invesco V.I. Diversified Dividend Fund (Series I)	—	1,188	(1,188)
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	—	322	(322)
Invesco V.I. Equity and Income Fund (Series I)	—	62	(62)
Invesco V.I. Growth and Income Fund (Series I)	—	84	(84)
Invesco V.I. High Yield Fund (Series I)	—	19	(19)
Putnam VT Mortgage Securities Fund (Class IA)	—	1,952	(1,952)

SA-43

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Diversified Income Fund (Class IA)	—	1,147	(1,147)
Putnam VT Large Cap Value Fund (Class IA)	4,914	32,222	(27,308)
Putnam VT Global Asset Allocation Fund (Class IA)	418	8,086	(7,668)
Putnam VT Focused International Equity Fund (Class IA)	1,722	9,777	(8,055)
Putnam VT Global Health Care Fund (Class IA)	464	173	291
Putnam VT Growth Opportunities Fund (Class IA)	5,832	61,649	(55,817)
Putnam VT High Yield Fund (Class IA)	97	1,449	(1,352)
Putnam VT Income Fund (Class IA)	1,403	3,877	(2,474)
Putnam VT International Equity Fund (Class IA)	29	974	(945)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	1,519	(1,519)
Putnam VT International Value Fund (Class IA)	—	700	(700)
Putnam VT Multi-Cap Core Fund (Class IA)	—	1,233	(1,233)
Putnam VT Government Money Market Fund (Class IA)	1,934,674	2,240,109	(305,435)
Putnam VT Sustainable Leaders Fund (Class IA)	773	7,047	(6,274)
Putnam VT Research Fund (Class IA)	—	853	(853)
Putnam VT Small Cap Value Fund (Class IA)	554	1,115	(561)
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	—	380	(380)
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	—	25	(25)
Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	—	21	(21)
Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	—	1,295	(1,295)
Morgan Stanley VIF Growth Portfolio (Class I)	—	2,434	(2,434)
PSF PGIM Government Money Market Portfolio (Class I)	15,451	16,288	(837)
BlackRock S&P 500 Index V.I. Fund (Class I)	13,549	67,837	(54,288)

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	2,168,882	2,106,179	62,703
Putnam VT George Putnam Balanced Fund (Class IA)	135	2,196	(2,061)
Hartford Balanced HLS Fund (Class IA)	73,454	916,200	(842,746)
Hartford Capital Appreciation HLS Fund (Class IA)	90,687	728,007	(637,320)
Hartford Disciplined Equity HLS Fund (Class IA)	1,255,638	149,111	1,106,527
Hartford Dividend and Growth HLS Fund (Class IA)	44,022	522,408	(478,386)
Hartford Healthcare HLS Fund (Class IA)	22,440	33,581	(11,141)
Hartford International Opportunities HLS Fund (Class IA)	16,759	224,446	(207,687)
Hartford MidCap HLS Fund (Class IA)	22,805	147,048	(124,243)
Hartford Small Company HLS Fund (Class IA)	56,567	139,478	(82,911)
Hartford Stock HLS Fund (Class IA)	3,116	427,178	(424,062)
Hartford Total Return Bond HLS Fund (Class IA)	822,425	338,682	483,743
Hartford Ultrashort Bond HLS Fund (Class IA)	1,539,324	655,112	884,212
Invesco V.I. American Value Fund (Series I)	5	2,102	(2,097)

SA-44

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Diversified Dividend Fund (Series I)	29	3,399	(3,370)
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	—	779	(779)
Invesco V.I. Equity and Income Fund (Series I)	—	66	(66)
Invesco V.I. Growth and Income Fund (Series I)	—	5,294	(5,294)
Invesco V.I. High Yield Fund (Series I)	—	920	(920)
Putnam VT Mortgage Securities Fund (Class IA)	142	19,483	(19,341)
Putnam VT Diversified Income Fund (Class IA)	—	5,384	(5,384)
Putnam VT Large Cap Value Fund (Class IA)	1,076	29,421	(28,345)
Putnam VT Global Asset Allocation Fund (Class IA)	—	3,345	(3,345)
Putnam VT Focused International Equity Fund (Class IA)	200	5,825	(5,625)
Putnam VT Global Health Care Fund (Class IA)	144	318	(174)
Putnam VT Growth Opportunities Fund (Class IA)	1,780	38,842	(37,062)
Putnam VT High Yield Fund (Class IA)	196	3,234	(3,038)
Putnam VT Income Fund (Class IA)	—	5,938	(5,938)
Putnam VT International Equity Fund (Class IA)	41	1,759	(1,718)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	3,935	(3,935)
Putnam VT International Value Fund (Class IA)	274	1,157	(883)
Putnam VT Multi-Cap Core Fund (Class IA)	—	6,307	(6,307)
Putnam VT Government Money Market Fund (Class IA)	1,948,424	1,808,322	140,102
Putnam VT Sustainable Leaders Fund (Class IA)	147	9,311	(9,164)
Putnam VT Research Fund (Class IA)	108	2,224	(2,116)
Putnam VT Small Cap Value Fund (Class IA)	15	2,442	(2,427)
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	9,915	12,638	(2,723)
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	11	25	(14)
Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	—	23	(23)
Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	35	108	(73)
Morgan Stanley VIF Growth Portfolio (Class I)	53	3,124	(3,071)
PSF PGIM Government Money Market Portfolio (Class I)	10,286	12,619	(2,333)
BlackRock S&P 500 Index V.I. Fund (Class I)	19,254	160,792	(141,538)

6.    Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

SA-45

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2021	611,886	$10.45	to	$10.45	$6,395,200	—%	to	—%	0.01%	to	0.01%	0.01%	to	0.01%
2020	551,403	10.45	to	10.45	5,762,761	—	to	—	0.25	to	0.25	0.28	to	0.28
2019	488,700	10.42	to	10.42	5,093,292	—	to	—	1.83	to	1.83	1.92	to	1.92
2018	427,401	10.23	to	10.23	4,370,662	—	to	—	1.57	to	1.57	1.55	to	1.55
2017	281,741	10.07	to	10.07	2,837,157	—	to	—	0.55	to	0.55	0.57	to	0.57

Putnam VT George Putnam Balanced Fund (Class IA)
2021	30,704	39.38	to	39.38	1,208,993	—	to	—	1.03	to	1.03	14.28	to	14.28
2020	30,679	34.45	to	34.45	1,057,027	—	to	—	1.37	to	1.37	15.61	to	15.61
2019	32,740	29.80	to	29.80	975,716	—	to	—	1.61	to	1.61	24.35	to	24.35
2018	36,287	23.97	to	23.97	869,676	—	to	—	0.93	to	0.93	(2.82)	to	(2.82)
2017	46,075	24.66	to	24.66	1,136,308	—	to	—	1.79	to	1.79	15.29	to	15.29

Hartford Balanced HLS Fund (Class IA)
2021	4,682,276	9.37	to	9.37	43,891,043	—	to	—	0.98	to	0.98	19.64	to	19.64
2020	5,490,074	7.83	to	7.83	43,013,903	—	to	—	1.66	to	1.66	11.62	to	11.62
2019	6,332,820	7.02	to	7.02	44,452,784	—	to	—	1.84	to	1.84	22.80	to	22.80
2018	7,273,905	5.72	to	5.72	41,579,605	—	to	—	1.90	to	1.90	(5.24)	to	(5.24)
2017	8,260,106	6.03	to	6.03	49,828,591	—	to	—	2.31	to	2.31	15.59	to	15.59

Hartford Capital Appreciation HLS Fund (Class IA)
2021	2,752,639	22.14	to	22.14	60,933,171	—	to	—	0.46	to	0.46	14.76	to	14.76
2020	3,194,091	19.29	to	19.29	61,610,503	—	to	—	0.93	to	0.93	21.91	to	21.91
2019	3,831,411	15.82	to	15.82	60,619,052	—	to	—	1.18	to	1.18	31.28	to	31.28
2018	4,307,551	12.05	to	12.05	51,913,398	—	to	—	0.88	to	0.88	(6.96)	to	(6.96)
2017	5,000,332	12.95	to	12.95	64,767,903	—	to	—	1.09	to	1.09	22.14	to	22.14

Hartford Disciplined Equity HLS Fund (Class IA)
2021	1,671,082	7.53	to	7.53	12,580,592	—	to	—	0.54	to	0.54	25.52	to	25.52
2020	1,960,578	6.00	to	6.00	11,759,450	—	to	—	0.57	to	0.57	18.04	to	18.04
2019	854,051	5.08	to	5.08	4,339,638	—	to	—	0.90	to	0.90	34.12	to	34.12
2018	1,026,087	3.79	to	3.79	3,887,340	—	to	—	0.72	to	0.72	(1.99)	to	(1.99)
2017	1,204,016	3.87	to	3.87	4,654,185	—	to	—	0.91	to	0.91	21.92	to	21.92

Hartford Dividend and Growth HLS Fund (Class IA)
2021	1,865,352	18.45	to	18.45	34,407,911	—	to	—	1.25	to	1.25	32.00	to	32.00
2020	2,219,082	13.97	to	13.97	31,010,478	—	to	—	1.83	to	1.83	7.77	to	7.77
2019	2,697,468	12.97	to	12.97	34,978,200	—	to	—	1.90	to	1.90	28.60	to	28.60
2018	3,041,047	10.08	to	10.08	30,662,482	—	to	—	1.85	to	1.85	(5.32)	to	(5.32)
2017	3,575,001	10.65	to	10.65	38,071,469	—	to	—	1.64	to	1.64	18.36	to	18.36

Hartford Healthcare HLS Fund (Class IA)
2021	232,784	13.79	to	13.79	3,209,547	—	to	—	0.22	to	0.22	10.01	to	10.01
2020	292,313	12.53	to	12.53	3,663,471	—	to	—	0.49	to	0.49	23.10	to	23.10
2019	303,454	10.18	to	10.18	3,089,445	—	to	—	—	to	—	33.95	to	33.95
2018	347,192	7.60	to	7.60	2,638,841	—	to	—	0.10	to	0.10	(2.67)	to	(2.67)
2017	383,063	7.81	to	7.81	2,991,288	—	to	—	—	to	—	22.26	to	22.26

Hartford International Opportunities HLS Fund (Class IA)
2021	1,259,043	6.04	to	6.04	7,606,392	—	to	—	1.01	to	1.01	7.82	to	7.82
2020	1,454,452	5.60	to	5.60	8,149,864	—	to	—	1.92	to	1.92	20.45	to	20.45
2019	1,662,139	4.65	to	4.65	7,732,471	—	to	—	1.85	to	1.85	26.43	to	26.43
2018	1,881,253	3.68	to	3.68	6,922,447	—	to	—	1.89	to	1.89	(18.75)	to	(18.75)
2017	2,135,313	4.53	to	4.53	9,670,041	—	to	—	1.43	to	1.43	25.25	to	25.25

SA-46

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford MidCap HLS Fund (Class IA)
2021	811,777	$21.42	to	$21.42	$17,385,108	—%	to	—%	—%	to	—%	9.91%	to	9.91%
2020	943,136	19.49	to	19.49	18,377,476	—	to	—	0.05	to	0.05	25.10	to	25.10
2019	1,067,379	15.58	to	15.58	16,624,769	—	to	—	0.17	to	0.17	32.87	to	32.87
2018	1,263,104	11.72	to	11.72	14,806,926	—	to	—	0.03	to	0.03	(7.44)	to	(7.44)
2017	1,353,872	12.67	to	12.67	17,147,521	—	to	—	—	to	—	24.47	to	24.47

Hartford Small Company HLS Fund (Class IA)
2021	672,450	12.41	to	12.41	8,345,587	—	to	—	—	to	—	1.56	to	1.56
2020	794,840	12.22	to	12.22	9,712,929	—	to	—	—	to	—	55.52	to	55.52
2019	877,751	7.86	to	7.86	6,897,099	—	to	—	—	to	—	37.00	to	37.00
2018	1,118,730	5.74	to	5.74	6,416,611	—	to	—	—	to	—	(4.23)	to	(4.23)
2017	1,219,123	5.99	to	5.99	7,301,386	—	to	—	—	to	—	26.36	to	26.36

Hartford Stock HLS Fund (Class IA)
2021	2,428,791	14.03	to	14.03	34,087,132	—	to	—	1.18	to	1.18	24.98	to	24.98
2020	2,859,276	11.23	to	11.23	32,108,417	—	to	—	1.63	to	1.63	12.08	to	12.08
2019	3,283,338	10.02	to	10.02	32,897,598	—	to	—	1.60	to	1.60	31.22	to	31.22
2018	3,777,903	7.64	to	7.64	28,846,483	—	to	—	1.54	to	1.54	(0.14)	to	(0.14)
2017	4,264,185	7.65	to	7.65	32,605,835	—	to	—	1.74	to	1.74	19.85	to	19.85

Hartford Total Return Bond HLS Fund (Class IA)
2021	2,293,979	4.37	to	4.37	10,017,485	—	to	—	2.40	to	2.40	(0.95)	to	(0.95)
2020	2,506,744	4.41	to	4.41	11,051,181	—	to	—	3.61	to	3.61	9.03	to	9.03
2019	2,023,001	4.04	to	4.04	8,180,206	—	to	—	3.86	to	3.86	10.65	to	10.65
2018	2,098,949	3.65	to	3.65	7,670,253	—	to	—	3.81	to	3.81	(0.81)	to	(0.81)
2017	2,470,515	3.68	to	3.68	9,101,574	—	to	—	2.91	to	2.91	5.16	to	5.16

Hartford Ultrashort Bond HLS Fund (Class IA)
2021	3,078,190	1.83	to	1.83	5,644,817	—	to	—	0.76	to	0.76	(0.19)	to	(0.19)
2020	3,145,234	1.84	to	1.84	5,778,519	—	to	—	2.15	to	2.15	1.44	to	1.44
2019	2,261,022	1.81	to	1.81	4,094,960	—	to	—	1.91	to	1.91	2.81	to	2.81
2018	2,109,729	1.76	to	1.76	3,716,562	—	to	—	1.13	to	1.13	1.56	to	1.56
2017	2,565,302	1.73	to	1.73	4,449,618	—	to	—	0.81	to	0.81	1.01	to	1.01

Invesco V.I. American Value Fund (Series I)
2021	3,161	63.10	to	63.10	199,453	—	to	—	0.45	to	0.45	27.95	to	27.95
2020	3,220	49.32	to	49.32	158,790	—	to	—	0.69	to	0.69	1.12	to	1.12
2019	5,317	48.77	to	48.77	259,297	—	to	—	0.71	to	0.71	25.03	to	25.03
2018	5,415	39.01	to	39.01	211,216	—	to	—	0.49	to	0.49	(12.65)	to	(12.65)
2017	5,905	44.66	to	44.66	263,706	—	to	—	0.68	to	0.68	9.96	to	9.96

Invesco V.I. Diversified Dividend Fund (Series I)
2021	31,357	30.17	to	30.17	946,032	—	to	—	2.15	to	2.15	18.89	to	18.89
2020	32,545	25.38	to	25.38	825,825	—	to	—	3.01	to	3.01	0.14	to	0.14
2019	35,915	25.34	to	25.34	910,069	—	to	—	2.75	to	2.75	25.09	to	25.09
2018	43,714	20.26	to	20.26	885,510	—	to	—	2.15	to	2.15	(7.57)	to	(7.57)
2017	55,031	21.92	to	21.92	1,206,083	—	to	—	1.70	to	1.70	8.57	to	8.57

Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)
2021	17,927	118.10	to	118.10	2,117,191	—	to	—	1.19	to	1.19	29.17	to	29.17
2020	18,249	91.43	to	91.43	1,668,463	—	to	—	1.47	to	1.47	12.74	to	12.74
2019	19,028	81.09	to	81.09	1,542,991	—	to	—	1.64	to	1.64	28.79	to	28.79
2018	19,957	62.96	to	62.96	1,256,552	—	to	—	1.10	to	1.10	(7.88)	to	(7.88)
2017	23,525	68.34	to	68.34	1,607,783	—	to	—	0.76	to	0.76	18.58	to	18.58

SA-47

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Equity and Income Fund (Series I)
2021	3,649	$26.40	to	$26.40	$96,328	—%	to	—%	1.87%	to	1.87%	18.65%	to	18.65%
2020	3,711	22.25	to	22.25	82,584	—	to	—	2.52	to	2.52	9.95	to	9.95
2019	3,777	20.24	to	20.24	76,443	—	to	—	2.59	to	2.59	20.36	to	20.36
2018	3,845	16.81	to	16.81	64,652	—	to	—	1.60	to	1.60	(9.50)	to	(9.50)
2017	6,198	18.58	to	18.58	115,150	—	to	—	1.15	to	1.15	11.03	to	11.03

Invesco V.I. Growth and Income Fund (Series I)
2021	5,021	56.00	to	56.00	281,158	—	to	—	1.57	to	1.57	28.51	to	28.51
2020	5,105	43.58	to	43.58	222,479	—	to	—	1.60	to	1.60	2.09	to	2.09
2019	10,399	42.68	to	42.68	443,857	—	to	—	1.86	to	1.86	25.19	to	25.19
2018	11,443	34.09	to	34.09	390,127	—	to	—	1.90	to	1.90	(13.38)	to	(13.38)
2017	15,611	39.36	to	39.36	614,455	—	to	—	1.57	to	1.57	14.32	to	14.32

Invesco V.I. High Yield Fund (Series I)
2021	1,327	17.00	to	17.00	22,554	—	to	—	4.77	to	4.77	4.38	to	4.38
2020	1,346	16.28	to	16.28	21,922	—	to	—	5.15	to	5.15	3.32	to	3.32
2019	2,266	15.76	to	15.76	35,714	—	to	—	5.89	to	5.89	13.51	to	13.51
2018	2,300	13.88	to	13.88	31,936	—	to	—	5.30	to	5.30	(3.35)	to	(3.35)
2017	3,146	14.37	to	14.37	45,198	—	to	—	4.06	to	4.06	6.30	to	6.30

Putnam VT Mortgage Securities Fund (Class IA)
2021	15,000	24.45	to	24.45	366,775	—	to	—	—	to	—	(3.43)	to	(3.43)
2020	16,952	25.32	to	25.32	429,204	—	to	—	10.56	to	10.56	(1.28)	to	(1.28)
2019	36,293	25.65	to	25.65	930,798	—	to	—	2.46	to	2.46	13.36	to	13.36
2018	39,805	22.62	to	22.62	900,588	—	to	—	3.00	to	3.00	(0.62)	to	(0.62)
2017	44,005	22.77	to	22.77	1,001,833	—	to	—	2.73	to	2.73	2.27	to	2.27

Putnam VT Diversified Income Fund (Class IA)
2021	27,382	37.97	to	37.97	1,039,564	—	to	—	0.93	to	0.93	(6.73)	to	(6.73)
2020	28,529	40.70	to	40.70	1,161,283	—	to	—	8.00	to	8.00	(0.76)	to	(0.76)
2019	33,913	41.02	to	41.02	1,390,936	—	to	—	3.71	to	3.71	11.56	to	11.56
2018	40,527	36.77	to	36.77	1,490,039	—	to	—	4.46	to	4.46	(0.74)	to	(0.74)
2017	45,542	37.04	to	37.04	1,686,848	—	to	—	5.86	to	5.86	7.42	to	7.42

Putnam VT Large Cap Value Fund (Class IA)
2021	248,366	61.29	to	61.29	15,221,908	—	to	—	1.39	to	1.39	27.62	to	27.62
2020	275,674	48.02	to	48.02	13,239,176	—	to	—	1.97	to	1.97	6.06	to	6.06
2019	304,019	45.28	to	45.28	13,766,619	—	to	—	2.27	to	2.27	30.73	to	30.73
2018	344,647	34.64	to	34.64	11,937,717	—	to	—	0.93	to	0.93	(8.27)	to	(8.27)
2017	391,048	37.76	to	37.76	14,766,483	—	to	—	0.47	to	0.47	19.06	to	19.06

Putnam VT Global Asset Allocation Fund (Class IA)
2021	42,385	76.08	to	76.08	3,224,657	—	to	—	0.94	to	0.94	14.25	to	14.25
2020	50,053	66.59	to	66.59	3,333,075	—	to	—	2.12	to	2.12	12.58	to	12.58
2019	53,398	59.15	to	59.15	3,158,376	—	to	—	1.76	to	1.76	17.42	to	17.42
2018	62,566	50.37	to	50.37	3,151,754	—	to	—	2.09	to	2.09	(7.02)	to	(7.02)
2017	68,887	54.18	to	54.18	3,732,303	—	to	—	1.77	to	1.77	15.67	to	15.67

Putnam VT Focused International Equity Fund (Class IA)
2021	54,719	60.68	to	60.68	3,320,559	—	to	—	0.99	to	0.99	12.84	to	12.84
2020	62,774	53.78	to	53.78	3,375,865	—	to	—	0.39	to	0.39	10.32	to	10.32
2019	68,399	48.75	to	48.75	3,334,386	—	to	—	0.00 (1)	to	0.00 (1)	26.92	to	26.92
2018	58,257	38.41	to	38.41	2,237,573	—	to	—	0.57	to	0.57	(12.21)	to	(12.21)
2017	72,544	43.75	to	43.75	3,173,882	—	to	—	1.56	to	1.56	28.71	to	28.71

SA-48

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Global Health Care Fund (Class IA)
2021	10,219	$67.03	to	$67.03	$685,017	—%	to	—%	1.22%	to	1.22%	19.77%	to	19.77%
2020	9,928	55.97	to	55.97	555,654	—	to	—	0.69	to	0.69	16.47	to	16.47
2019	10,102	48.05	to	48.05	485,429	—	to	—	0.24	to	0.24	30.58	to	30.58
2018	10,864	36.80	to	36.80	399,795	—	to	—	1.19	to	1.19	(0.29)	to	(0.29)
2017	12,916	36.91	to	36.91	476,712	—	to	—	0.79	to	0.79	15.60	to	15.60

Putnam VT Growth Opportunities Fund (Class IA)
2021	403,250	33.33	to	33.33	13,439,521	—	to	—	—	to	—	23.00	to	23.00
2020	459,067	27.10	to	27.10	12,438,742	—	to	—	0.24	to	0.24	39.09	to	39.09
2019	496,129	19.48	to	19.48	9,665,180	—	to	—	0.36	to	0.36	37.11	to	37.11
2018	542,800	14.21	to	14.21	7,712,326	—	to	—	0.06	to	0.06	2.60	to	2.60
2017	623,505	13.85	to	13.85	8,634,319	—	to	—	0.15	to	0.15	31.30	to	31.30

Putnam VT High Yield Fund (Class IA)
2021	21,006	57.45	to	57.45	1,206,729	—	to	—	4.91	to	4.91	5.20	to	5.20
2020	22,358	54.61	to	54.61	1,220,948	—	to	—	5.84	to	5.84	5.50	to	5.50
2019	25,396	51.76	to	51.76	1,314,512	—	to	—	6.13	to	6.13	14.55	to	14.55
2018	28,017	45.19	to	45.19	1,265,954	—	to	—	6.06	to	6.06	(3.59)	to	(3.59)
2017	33,017	46.87	to	46.87	1,547,459	—	to	—	6.41	to	6.41	7.22	to	7.22

Putnam VT Income Fund (Class IA)
2021	40,463	42.66	to	42.66	1,726,062	—	to	—	1.70	to	1.70	(4.44)	to	(4.44)
2020	42,937	44.64	to	44.64	1,916,643	—	to	—	4.99	to	4.99	6.01	to	6.01
2019	48,875	42.11	to	42.11	2,057,978	—	to	—	3.40	to	3.40	12.25	to	12.25
2018	50,520	37.51	to	37.51	1,895,205	—	to	—	3.28	to	3.28	0.37	to	0.37
2017	54,511	37.38	to	37.38	2,037,389	—	to	—	4.56	to	4.56	5.90	to	5.90

Putnam VT International Equity Fund (Class IA)
2021	13,883	45.29	to	45.29	628,755	—	to	—	1.37	to	1.37	9.09	to	9.09
2020	14,828	41.52	to	41.52	615,592	—	to	—	1.86	to	1.86	12.35	to	12.35
2019	16,546	36.95	to	36.95	611,392	—	to	—	1.63	to	1.63	25.55	to	25.55
2018	17,569	29.43	to	29.43	517,075	—	to	—	1.63	to	1.63	(18.95)	to	(18.95)
2017	19,289	36.31	to	36.31	700,416	—	to	—	2.39	to	2.39	26.93	to	26.93

Putnam VT Emerging Markets Equity Fund (Class IA)
2021	22,469	38.54	to	38.54	865,988	—	to	—	0.70	to	0.70	(3.94)	to	(3.94)
2020	23,988	40.12	to	40.12	962,509	—	to	—	0.28	to	0.28	28.25	to	28.25
2019	27,923	31.29	to	31.29	873,587	—	to	—	—	to	—	25.21	to	25.21
2018	28,176	24.99	to	24.99	704,025	—	to	—	0.14	to	0.14	(18.40)	to	(18.40)
2017	27,985	30.62	to	30.62	856,957	—	to	—	1.35	to	1.35	35.37	to	35.37

Putnam VT International Value Fund (Class IA)
2021	8,988	38.73	to	38.73	348,079	—	to	—	2.19	to	2.19	15.28	to	15.28
2020	9,688	33.60	to	33.60	325,473	—	to	—	2.74	to	2.74	4.23	to	4.23
2019	10,571	32.23	to	32.23	340,722	—	to	—	2.91	to	2.91	20.44	to	20.44
2018	11,420	26.76	to	26.76	305,634	—	to	—	2.52	to	2.52	(17.38)	to	(17.38)
2017	17,799	32.39	to	32.39	576,514	—	to	—	1.74	to	1.74	25.06	to	25.06

Putnam VT Multi-Cap Core Fund (Class IA)
2021	22,896	50.69	to	50.69	1,160,631	—	to	—	0.84	to	0.84	31.32	to	31.32
2020	24,129	38.60	to	38.60	931,412	—	to	—	1.21	to	1.21	17.64	to	17.64
2019	30,436	32.81	to	32.81	998,728	—	to	—	1.36	to	1.36	32.00	to	32.00
2018	32,027	24.86	to	24.86	796,144	—	to	—	1.35	to	1.35	(7.44)	to	(7.44)
2017	37,674	26.86	to	26.86	1,011,846	—	to	—	1.35	to	1.35	23.14	to	23.14

SA-49

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Government Money Market Fund (Class IA)
2021	612,199	$1.78	to	$1.78	$1,086,928	—%	to	—%	0.01%	to	0.01%	0.00(1)	to	0.00(1)
2020	917,634	1.78	to	1.78	1,629,213	—	to	—	0.25	to	0.25	0.24	to	0.24
2019	777,532	1.77	to	1.77	1,377,220	—	to	—	1.76	to	1.76	1.81	to	1.81
2018	972,964	1.74	to	1.74	1,692,675	—	to	—	1.43	to	1.43	1.43	to	1.43
2017	850,550	1.72	to	1.72	1,458,880	—	to	—	0.45	to	0.45	0.49	to	0.49

Putnam VT Sustainable Leaders Fund (Class IA)
2021	73,724	143.04	to	143.04	10,545,530	—	to	—	0.34	to	0.34	23.84	to	23.84
2020	79,998	115.51	to	115.51	9,240,289	—	to	—	0.63	to	0.63	29.06	to	29.06
2019	89,162	89.50	to	89.50	7,979,558	—	to	—	0.68	to	0.68	36.72	to	36.72
2018	97,335	65.46	to	65.46	6,371,380	—	to	—	0.01	to	0.01	(1.28)	to	(1.28)
2017	113,139	66.31	to	66.31	7,502,078	—	to	—	0.85	to	0.85	29.55	to	29.55

Putnam VT Research Fund (Class IA)
2021	10,094	70.72	to	70.72	713,882	—	to	—	0.29	to	0.29	24.45	to	24.45
2020	10,947	56.83	to	56.83	622,139	—	to	—	0.86	to	0.86	20.23	to	20.23
2019	13,063	47.27	to	47.27	617,501	—	to	—	1.39	to	1.39	33.59	to	33.59
2018	13,545	35.38	to	35.38	479,260	—	to	—	—	to	—	(4.48)	to	(4.48)
2017	16,581	37.04	to	37.04	614,209	—	to	—	0.85	to	0.85	23.65	to	23.65

Putnam VT Small Cap Value Fund (Class IA)
2021	7,470	90.25	to	90.25	674,149	—	to	—	0.90	to	0.90	40.23	to	40.23
2020	8,031	64.36	to	64.36	516,865	—	to	—	1.40	to	1.40	4.23	to	4.23
2019	10,458	61.75	to	61.75	645,753	—	to	—	0.93	to	0.93	24.53	to	24.53
2018	11,241	49.58	to	49.58	557,350	—	to	—	0.70	to	0.70	(19.69)	to	(19.69)
2017	13,988	61.74	to	61.74	863,630	—	to	—	0.92	to	0.92	8.15	to	8.15

Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
2021	21,661	27.96	to	27.96	605,565	—	to	—	3.93	to	3.93	(0.32)	to	(0.32)
2020	22,041	28.05	to	28.05	618,187	—	to	—	2.80	to	2.80	7.80	to	7.80
2019	24,764	26.02	to	26.02	644,304	—	to	—	3.80	to	3.80	10.88	to	10.88
2018	23,685	23.47	to	23.47	555,773	—	to	—	4.31	to	4.31	(0.65)	to	(0.65)
2017	24,103	23.62	to	23.62	569,287	—	to	—	3.32	to	3.32	6.24	to	6.24

Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)
2021	1,272	41.65	to	41.65	52,993	—	to	—	5.11	to	5.11	(2.02)	to	(2.02)
2020	1,297	42.51	to	42.51	55,149	—	to	—	4.53	to	4.53	5.55	to	5.55
2019	1,311	40.28	to	40.28	52,802	—	to	—	5.32	to	5.32	14.25	to	14.25
2018	1,337	35.25	to	35.25	47,127	—	to	—	5.63	to	5.63	(6.94)	to	(6.94)
2017	1,363	37.88	to	37.88	51,646	—	to	—	5.42	to	5.42	9.71	to	9.71

Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)
2021	1,197	31.50	to	31.50	37,701	—	to	—	0.83	to	0.83	2.99	to	2.99
2020	1,218	30.59	to	30.59	37,271	—	to	—	1.38	to	1.38	14.44	to	14.44
2019	1,241	26.73	to	26.73	33,161	—	to	—	1.07	to	1.07	19.59	to	19.59
2018	1,263	22.35	to	22.35	28,233	—	to	—	0.49	to	0.49	(17.47)	to	(17.47)
2017	1,974	27.08	to	27.08	53,468	—	to	—	0.67	to	0.67	35.06	to	35.06

Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
2021	4,267	17.47	to	17.47	74,520	—	to	—	2.73	to	2.73	14.26	to	14.26
2020	5,562	15.29	to	15.29	85,011	—	to	—	1.69	to	1.69	(1.15)	to	(1.15)
2019	5,635	15.46	to	15.46	87,140	—	to	—	2.73	to	2.73	28.30	to	28.30
2018	5,747	12.05	to	12.05	69,263	—	to	—	3.05	to	3.05	(7.85)	to	(7.85)
2017	5,861	13.08	to	13.08	76,657	—	to	—	2.13	to	2.13	12.96	to	12.96

SA-50

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Morgan Stanley VIF Growth Portfolio (Class I)
2021	40,515	$68.22	to	$68.22	$2,764,092	—%	to	—%	—%	to	—%	0.10%	to	0.10%
2020	42,949	68.15	to	68.15	2,927,111	—	to	—	—	to	—	117.31	to	117.31
2019	46,020	31.36	to	31.36	1,443,296	—	to	—	—	to	—	31.81	to	31.81
2018	50,352	23.79	to	23.79	1,198,084	—	to	—	—	to	—	7.54	to	7.54
2017	59,603	22.13	to	22.13	1,318,782	—	to	—	—	to	—	43.15	to	43.15

PSF PGIM Government Money Market Portfolio (Class I)
2021	19,559	10.45	to	10.45	204,373	—	to	—	0.04	to	0.04	0.04	to	0.04
2020	20,396	10.44	to	10.44	213,027	—	to	—	0.26	to	0.26	0.30	to	0.30
2019	22,729	10.41	to	10.41	236,681	—	to	—	1.91	to	1.91	1.92	to	1.92
2018	25,311	10.22	to	10.22	258,603	—	to	—	1.53	to	1.53	1.53	to	1.53
2017	26,411	10.06	to	10.06	265,776	—	to	—	0.55	to	0.55	0.56	to	0.56

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2021	517,259	18.82	to	18.82	9,734,083	—	to	—	1.29	to	1.29	28.53	to	28.53
2020	571,547	14.64	to	14.64	8,367,943	—	to	—	1.67	to	1.67	18.24	to	18.24
2019	713,085	12.38	to	12.38	8,829,658	—	to	—	2.00	to	2.00	31.34	to	31.34
2018	855,659	9.43	to	9.43	8,066,705	—	to	—	1.00	to	1.00	(4.93)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
(1)	Amount is less than 0.01%.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-51

INDEPENDENT AUDITOR’S REPORT To the Board of Directors of Talcott Resolution Life and Annuity Insurance Company Opinions We have audited the statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory- basis financial statements (collectively referred to as the “statutory-basis financial statements”). Unmodified Opinion on Statutory-Basis of Accounting In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance described in Note 2. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021. Basis for Opinions We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Connecticut Department of Insurance. The effects on the statutory-

basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory- basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive. Responsibilities of Management for the Statutory-Basis Financial Statements Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued. Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgement made by a reasonable user based on the statutory-basis financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatements of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts of disclosures in the statutory-basis financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. /s/ DELOITTE & TOUCHE LLP April 20, 2022

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (STATUTORY-BASIS) Admitted assets As of December 31, 2021 2020 Bonds $ 4,637,506,005 $ 4,571,087,432 Common and preferred stocks 45,203,078 22,441,831 Mortgage loans on real estate 809,966,089 766,622,883 Contract loans 91,332,445 95,042,308 Cash, cash equivalents and short-term investments 223,475,184 289,850,828 Derivatives 230,104,884 196,265,361 Other invested assets 623,472,598 560,265,450 Total cash and invested assets 6,661,060,283 6,501,576,093 Investment income due and accrued 50,898,403 56,966,047 Amounts recoverable for reinsurance 57,983,762 62,741,182 Federal income tax recoverable 21,736,496 74,413,249 Net deferred tax asset 54,062,000 79,536,000 Other assets 40,357,915 31,891,701 Separate Account assets 29,464,947,964 28,430,266,880 Total admitted assets $ 36,351,046,823 $ 35,237,391,152 Liabilities Aggregate reserves for future benefits $ 4,830,420,101 $ 4,864,936,892 Liability for deposit-type contracts 183,768,067 199,264,917 Policy and contract claim liabilities 23,430,216 28,119,632 Asset valuation reserve 142,453,157 134,693,701 Interest maintenance reserve 33,239,300 101,434,239 Payables to parent, subsidiaries and affiliates 21,274,697 10,779,853 Accrued expense allowances and amounts due from Separate Accounts (35,177,320) (40,378,588) Derivatives 39,551,990 437,969,150 Collateral on derivatives 25,301,279 93,719,979 Payable for repurchase agreements 183,544,160 158,756,325 Other liabilities 283,280,747 190,736,881 Separate Account liabilities 29,464,947,964 28,430,266,880 Total liabilities $ 35,578,602,625 $ 34,615,701,312 Capital and surplus Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding 2,500,000 2,500,000 Aggregate write-ins for other than special surplus funds 175,960,103 199,649,231 Gross paid-in and contributed surplus 85,431,561 85,431,561 Unassigned surplus 508,552,534 334,109,048 Total capital and surplus 772,444,198 621,689,840 Total liabilities and capital and surplus $ 36,351,046,823 $ 35,237,391,152 See notes to financial statements. 3

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY STATEMENTS OF OPERATIONS (STATUTORY-BASIS) Revenues For the years ended December 31, 2021 2020 2019 Premiums and annuity considerations $ (13,324,595,621) $ 135,503,495 $ 120,006,752 Net investment income 408,082,476 284,999,031 315,441,264 Commissions and expense allowances on reinsurance ceded 39,512,222 40,176,892 45,974,076 Reserve adjustments on reinsurance ceded 12,877,758,325 (455,831,436) (481,495,984) Fee income 608,547,614 566,055,501 589,064,520 Other revenues 9,315,635 9,802,097 5,884,135 Total revenues 618,620,651 580,705,580 594,874,763 Benefits and expenses Death and annuity benefits 327,677,837 309,993,312 286,737,104 Disability and other benefits 1,606,730 1,822,063 1,978,373 Surrenders and other fund withdrawals 2,758,605,951 2,554,992,951 3,097,282,584 Commissions and expense allowances 147,142,508 134,027,588 146,733,495 Decrease in aggregate reserves for life and accident and health policies (34,516,791) (107,901,611) (203,593,511) General insurance expenses 102,920,029 72,340,299 87,088,671 Net transfers from Separate Accounts (2,813,979,291) (2,605,128,491) (3,102,888,025) Modified coinsurance adjustment on reinsurance assumed (142,346,945) (129,063,015) (141,122,030) IMR adjustment on reinsurance ceded (104,364,668) — — Other expenses 9,698,947 12,194,085 41,247,764 Total benefits and expenses 252,444,307 243,277,181 213,464,425 Net gain from operations before federal income tax benefit 366,176,344 337,428,399 381,410,338 Federal income tax benefit (27,766,917) (65,215,649) (27,159,346) Net gain from operations 393,943,261 402,644,048 408,569,684 Net realized capital losses, after tax (259,332,205) (355,549,269) (12,360,382) Net income $134,611,056 $47,094,779 $396,209,302 See notes to financial statements. 4

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS (STATUTORY-BASIS) Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding For the years ended December 31, 2021 2020 2019 Balance, beginning and end of year $ 2,500,000 $ 2,500,000 $ 2,500,000 Gross paid-in and contributed surplus Balance, beginning of year 85,431,561 85,431,561 335,431,561 Capital (return) paid-in — — (250,000,000) Balance, end of year 85,431,561 85,431,561 85,431,561 Aggregate write-ins for other than special surplus funds Balance, beginning of year 199,649,231 223,338,361 247,027,489 Amortization, decreases of gain on inforce reinsurance (23,689,128) (23,689,130) (23,689,128) Balance, end of year 175,960,103 199,649,231 223,338,361 Unassigned funds Balance, beginning of year 334,109,048 668,014,412 575,879,546 Net income 134,611,056 47,094,779 396,209,302 Change in net unrealized capital gains (losses) on investments, net of tax 63,027,827 63,801,748 (301,668,972) Change in net unrealized foreign exchange capital gains (losses) 74,876 943,174 (1,967,237) Change in net deferred income tax (8,023,900) (69,213,609) (28,199,411) Change in reserve on account of change in valuation basis decrease — — 56,896,844 Change in asset valuation reserve (7,759,456) (6,185,849) (45,079,553) Change in nonadmitted assets (7,486,917) 29,654,393 15,943,893 Dividends to stockholder — (400,000,000) — Balance, end of year 508,552,534 334,109,048 668,014,412 Capital and surplus Balance, end of year $ 772,444,198 $ 621,689,840 $ 979,284,334 See notes to financial statements. 5

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

	For the years ended December 31,		
	2021	2020	2019
Operating activities			
Premiums and annuity considerations	$ 146,190,683	$ 136,031,492	$ 120,211,243
Net investment income	431,210,702	372,021,855	439,672,388
Reserve adjustments on reinsurance	(477,668,735)	(455,831,436)	(481,495,984)
Miscellaneous income	624,769,152	583,105,110	612,347,118
Total income	**724,501,802**	**635,327,021**	**690,734,765**
Benefits paid	3,100,030,507	2,867,926,352	3,438,350,617
Federal income tax recovered (paid)	(66,707,900)	(15,155,445)	12,692,835
Net transfers from Separate Accounts	(2,819,180,559)	(2,614,652,271)	(3,122,215,019)
Other expenses	107,579,772	151,838,371	242,486,361
Total benefits and expenses	**321,721,820**	**389,957,007**	**571,314,794**
Net cash provided by operating activities	**402,779,982**	**245,370,014**	**119,419,971**
Investing activities			
Proceeds from investments sold, matured or repaid			
Bonds	1,397,586,532	976,426,133	1,237,813,039
Common and preferred stocks	7,838,285	10,133,339	66,030,101
Mortgage loans	144,650,434	131,129,986	81,888,745
Derivatives and other	494,141,313	70,017,579	199,003,059
Total investment proceeds	**2,044,216,564**	**1,187,707,037**	**1,584,734,944**
Cost of investments acquired			
Bonds	1,438,251,127	984,005,477	912,788,647
Common and preferred stocks	30,216,379	11,980,227	3,294,932
Mortgage loans	187,868,518	54,734,810	111,438,828
Derivatives and other	782,188,617	123,412,680	178,022,586
Total investments acquired	**2,438,524,641**	**1,174,133,194**	**1,205,544,993**
Net decrease in contract loans	(3,709,863)	(4,883,195)	(2,699,971)
Net cash provided by investing activities	**(390,598,214)**	**18,457,038**	**381,889,922**
Financing and miscellaneous activities			
Return of paid-in surplus	—	—	(250,000,000)
Dividends to stockholder	—	(400,000,000)	—
Other cash provided (used)	(78,557,412)	16,403,380	(253,248,716)
Net cash used for financing and miscellaneous activities	**(78,557,412)**	**(383,596,620)**	**(503,248,716)**
Net (decrease) increase in cash, cash equivalents and short-term investments	**(66,375,644)**	**(119,769,568)**	**(1,938,823)**
Cash, cash equivalents and short-term investments, beginning of year	289,850,828	409,620,396	411,559,219
Cash, cash equivalents and short-term investments, end of year	**$ 223,475,184**	**$ 289,850,828**	**$ 409,620,396**
Note: Supplemental disclosures of cash flow information for non-cash transactions:			
Non-cash proceeds from invested asset exchanges - bonds, mortgage loans, and other invested assets	(47,978,871)	(8,481,263)	(99,820,813)
Non-cash acquisitions from invested asset exchanges - bonds, mortgage loans and other invested assets	(47,978,871)	(8,481,263)	(99,820,813)
Non-cash reserve adjustments on reinsurance ceded	(13,355,427,060)	—	—
Non-cash ceded premiums for reinsurance	13,467,654,534	—	—
Non-cash transfer of funds witheld for unauthorized reinsurance	(102,388,675)	—	—
Non-cash transfer of IMR liability for reinsurance	(104,364,668)	—	—
Non-cash IMR adjustment on reinsurance ceded	104,364,668	—	—
Non-cash transfer of other balances for reinsurance	(9,838,799)	—	—

See notes to financial statements.

6

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1. Organization and Description of Business

Talcott Resolution Life and Annuity Insurance Company ("TLA" or the "Company") is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), which is a direct subsidiary of TR Re, Ltd. As a result of a December 2021 restructuring, the Company has a new indirect parent company, TR Re, Ltd., a Class E insurer domiciled in Bermuda.

On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of Talcott Resolution Life Inc. ("TLI") and its life and annuity operating subsidiaries, including the Company, (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street a global investment firm, with and into Hopmeadow Holdings, LP (TLI's indirect parent) pursuant to an Agreement and Plan of Merger (the "Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annutiy operating subsidiaries. As a result of this sale and merger, the Company has new indirect owners.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners' Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2021	2020	2019
Net income					
1. TLA state basis			$ 134,611,056	$ 47,094,779	$ 396,209,302
2. State prescribed practices that change NAIC SAP:					
Less: Reinsurance reserve credit (as described above)	61	4	(16,926,181)	12,370,401	(42,350,753)
			(16,926,181)	12,370,401	(42,350,753)
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$ 151,537,237	$ 34,724,378	$ 438,560,055
Surplus					
5. TLA state basis			$ 772,444,198	$ 621,689,840	$ 979,284,334
6. State prescribed practices that change NAIC SAP:					
Less: Reinsurance reserve credit (as described above)	61	5	26,746,967	43,673,148	31,302,747
			26,746,967	43,673,148	31,302,747
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$ 745,697,231	$ 578,016,692	$ 947,981,587

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

7

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate. Certain reclassifications have been made to prior year financial information to conform to the current year presentation. Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are: 1. for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes; 2. recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders; 3. development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value; 4. exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus; 5. establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold; 6. the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses: TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 8

7. for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; 8. for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets; 9. the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus; 10. deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income; 11. comprehensive income and its components are not presented in the statutory-basis financial statements; 12. for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. 13. embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately. 14. for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment. Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Fixed Accumulation and On- benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1.00% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 9

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2021 and 2020, the Company had $24,857,926 and $12,464,067, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America ("Prudential"), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2021 and 2020 totaled $78,097 and $104,426 respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2021 is presented below:

A. INDIVIDUAL ANNUITIES

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal					
a. With market value adjustment	$ 5,006,254	$ —	$ —	$ 5,006,254	0.02 %
b. At book value less current surrender charge of 5% or more	1,287,749	—	—	1,287,749	0.00 %
c. At fair value	—	—	23,061,960,555	23,061,960,555	80.47 %
d. Total with market value adjustment or at fair value (total of 1 through 3)	6,294,003	—	23,061,960,555	23,068,254,558	80.49 %
e. At book value without adjustment (minimal or no charge or adjustment)	1,584,564,733	—	—	1,584,564,733	5.53 %
2. Not subject to discretionary withdrawal	3,683,828,467	—	321,652,392	4,005,480,859	13.98 %
3. Total (gross: direct + assumed)	5,274,687,203	—	23,383,612,947	28,658,300,150	100.00 %
4. Reinsurance ceded	1,141,177,156	—	—	1,141,177,156	
5. Total (net)	$ 4,133,510,047	$ —	$ 23,383,612,947	$ 27,517,122,994	
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$ 643,875	$ —	$ —	$ 643,875	

10

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal					
a.. With market value adjustment	$ —	$ —	$ —	$ —	0.00 %
b.. At book value less current surrender charge of 5% or more	274	—	—	274	0.01 %
c. At fair value	—	—	1,782,231	1,782,231	87.11 %
d. Total with market value adjustment or at fair value (total of 1 through 3)	274	—	1,782,231	1,782,505	87.12 %
e. At book value without adjustment (minimal or no charge or adjustment)	263,549	—	—	263,549	12.88 %
2. Not subject to discretionary withdrawal	—	—	—	—	0.00 %
3. Total (gross: direct + assumed)	263,823	—	1,782,231	2,046,054	100.00 %
4. Reinsurance ceded	—	—	—	—	
5. Total (net)	$ 263,823	$ —	$ 1,782,231	$ 2,046,054	
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$ 137	$ —	$ —	$ 137	

C. DEPOSIT-TYPE CONTRACTS

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal					
a.. With market value adjustment	$ —	$ —	$ —	$ —	0.00 %
b.. At book value less current surrender charge of 5% or more	—	—	—	—	0.00 %
c. At fair value	—	—	—	—	0.00 %
d. Total with market value adjustment or at fair value (total of 1 through 3)	—	—	—	—	0.00 %
e. At book value without adjustment (minimal or no charge or adjustment)	15,926,251	—	—	15,926,251	1.77 %
2. Not subject to discretionary withdrawal	883,852,586	—	—	883,852,586	98.23 %
3. Total (gross: direct + assumed)	899,778,837	—	—	899,778,837	100.00 %
4. Reinsurance ceded	716,010,770	—	—	716,010,770	
5. Total (net)	$ 183,768,067	$ —	$ —	$ 183,768,067	
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$ —	$ —	$ —	$ —	

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

F. Life and Accident & Health Annual Statement:	
1. Exhibit 5, Annuities Section, Total (net)	$ 4,130,689,315
2. Exhibit 5, Supplementary Contract Section, Total (net)	3,084,555
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	183,768,067
4. Subtotal	4,317,541,937
Separate Account Annual Statement:	—
5. Exhibit 3, Annuities Section, Total (net)	23,385,395,178
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	23,385,395,178
12. Combined total	$ 27,702,937,115

11

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2021 is presented below:

A. General Account

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:			
a. Term Policies with Cash Value	$ 96,787,791	$ 96,787,791	$ 108,352,267
b. Universal Life	879,485,921	867,093,196	926,837,551
c. Universal Life with Secondary Guarantees	3,976,016,238	3,399,910,408	10,425,548,050
d. Indexed Universal Life	408,315,808	381,420,059	462,583,992
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	3,179,073	3,887,412
h. Variable Life	—	—	—
i. Variable Universal Life	507,321,807	504,709,230	637,415,253
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values			
a. Term Policies without Cash Value	XXX	XXX	1,081,821,944
b. Accidental Death Benefits	XXX	XXX	69,270
c. Disability - Active Lives	XXX	XXX	774,834
d. Disability - Disabled Lives	XXX	XXX	35,670,638
e. Miscellaneous Reserves	XXX	XXX	646,364,768
3. Total (gross: direct + assumed)	5,867,927,565	5,253,099,757	14,329,325,979
4. Reinsurance Ceded	5,278,043,521	4,660,209,475	13,692,049,874
5. Total (net) (3) - (4)	$ 589,884,044	$ 592,890,282	$ 637,276,105

B. Separate Account with Guarantees

Not applicable.

12

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:			
a. Term Policies with Cash Value	$ —	$ —	$ —
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	6,019,802,203	6,019,802,203	6,019,802,203
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values			
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	6,019,802,203	6,019,802,203	6,019,802,203
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$ 6,019,802,203	$ 6,019,802,203	$ 6,019,802,203

Reconciliation of total life actuarial reserves and deposit fund liabilities:

D. Life and Accident & Health Annual Statement:	
1. Exhibit 5, Life Insurance Section, Total (net)	$ 628,074,453
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	69,270
3. Exhibit 5, Disability - Active Lives Section, Total (net)	541,206
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	4,304,526
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,286,650
6. Subtotal	637,276,105
Separate Account Annual Statement:	
7. Exhibit 3, Line 0199999, Column 2	$ 6,019,802,203
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	6,019,802,203
11. Combined Total ((6) and (10))	$ 6,657,078,308

13

Investments Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest-quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at cost or amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of cost, amortized cost, or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value. Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield. Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2021 and 2020. Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other- than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses. The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $142,453,157 and $134,693,701 as of December 31, 2021 and 2020, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2021 and 2020 were $33,239,300 and $101,434,239 , respectively. The net capital gains captured in the IMR, net of taxes, in 2021, 2020 and 2019 were $44,948,214, $23,547,563 and $17,318,892, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2021, 2020 and 2019 was $8,778,483, $8,839,112 and $4,762,176, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. The Company released from the reserve $104,364,666 as of December 31, 2021, as a result of reinsurance, see Note 6. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 14

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis. Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis. For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value. Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $100,788, $4,753,109, and $2,342,362 for the years ended December 31, 2021, 2020 and 2019, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2021, 2020, and 2019. See additional information on OTTI in Section J of Note 3. Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2021, 2020 and 2019, the Company had $0 impaired mortgage loans on real estate with related allowances for credit losses, respectively. The Company accounts for derivative instruments in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"). On the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department. Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item. Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 15

derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss. Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss. Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income. Adoption of Accounting Standards In 2020, the NAIC revised SSAP No. 32 – Preferred Stock to update definitions, measurement, and impairment guidance for preferred stock. Adoption of this guidance modified the measurement of the Company’s perpetual preferred stock with NAIC ratings 1-3 from amortized cost to fair value. This was effective January 1, 2021, with early adoption permitted in 2020. The Company adopted this guidance in 2021, and the impact was not material to the Company. In 2020, the NAIC adopted revisions to SSAP No. 86 – Derivatives to ensure reporting consistency for derivatives with financing components. The Company adopted these revisions effective January 1, 2021 as required by the guidance. The revised guidance requires reporting derivatives gross of any amounts owed to/from the reporting entity from the acquisition or writing of the derivative (derivative premiums payable and receivable). Upon adoption, the Company separately reported derivative premiums payable and receivable as components of Receivables from securities and Payables for securities reflecting amounts previously netted in Derivatives assets and Derivatives liabilities for derivatives which include financing components. The adoption of this guidance was not material to the Company as it only resulted in a balance sheet reclassification. In 2020, the NAIC adopted SSAP No. 108 - Derivatives Hedging Variable Annuity Guarantees. This standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. It was effective January 1, 2020, and there was no impact upon adoption of this guidance. Recently Issued Accounting Standards In 2021, the NAIC expanded the scope of SSAP No. 32 – Revised Preferred Stock to include publicly traded preferred stock warrants and will be accounted for as perpetual preferred stock at fair value. Previously, publicly traded preferred stock warrants were accounted for under SSAP No. 86 at fair value. The Company adopted this guidance in 2021, however, it is not material to the Company. In 2021, the NAIC revised SSAP No. 43 – Residual Tranches to ensure consistency for the reporting of non-rated residual tranches. The revised guidance requires the non-rated residual tranches to be reported on Schedule BA at lower of cost or fair value, as opposed to Schedule D-1 at amortized cost, by assigning an NAIC 5GI designation. This guidance is effective December 31, 2022, with early adoption permitted, however, if an entity does not early adopt these provisions in 2021 any non- rated residual tranches reported under Schedule D-1 should be reported with an NAIC 6 designation. The Company adopted this guidance in 2021, however, it is not material to the Company. Other Items The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. While the COVID-19 pandemic did have varying impacts on components of revenue, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. As such, the Company continues to monitor and address potential impacts as discussed throughout this document but remains unable to quantify its impact on the financial results, liquidity and capital resources of the company and its operations in future periods. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 16

3. Investments a. Components of Net Investment Income For the years ended December 31, 2021 2020 2019 Interest income from bonds and short-term investments $ 204,348,305 $ 202,263,088 $ 231,450,496 Dividends from common and preferred stocks 1,072,120 — — Interest income from contract loans 18,830 21,301 20,252 Interest income from mortgage loans on real estate 32,482,103 35,916,257 35,594,062 Interest and dividends from other investments 179,577,541 55,558,698 59,346,788 Gross investment income 417,498,899 293,759,344 326,411,598 Less: Investment expenses 9,416,423 8,760,313 10,970,334 Net investment income $ 408,082,476 $ 284,999,031 $ 315,441,264 b. Components of Net Unrealized Capital Gains (Losses) on Bonds and Short-Term Investments As of December 31, 2021 2020 2019 Gross unrealized capital gains $ 639,251,334 $ 887,075,048 $ 591,942,713 Gross unrealized capital losses (20,594,504) (16,012,457) (4,685,798) Net unrealized capital gains 618,656,830 871,062,591 587,256,915 Balance, beginning of year 871,062,591 587,256,915 144,896,366 Change in net unrealized capital (losses)/gains on bonds and short-term investments $ (252,405,761) $ 283,805,676 $ 442,360,549 c. Components of Net Unrealized Capital Gains (Losses) on Common and Preferred Stocks As of December 31, 2021 2020 2019 Gross unrealized capital gains $ 2,389,192 $ 1,596,079 $ 255,465 Gross unrealized capital losses (859,129) (722,344) (722,344) Net unrealized capital gains (losses) 1,530,063 873,735 (466,879) Balance, beginning of year 873,735 (466,879) (10,585,912) Change in net unrealized capital gains on common and preferred stocks $ 656,328 $ 1,340,614 $ 10,119,033 TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 17

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

d. Components of Net Realized Capital Losses

	For the years ended December 31,		
	2021	2020	2019
Bonds and short-term investments	$ 57,132,912	$ 27,189,610	$ 18,951,747
Common stocks - unaffiliated	(432,016)	416,065	635,615
Mortgage loans on real estate	72,556	(267,727)	—
Derivatives	(253,796,348)	(336,036,158)	(9,331,820)
Other invested assets	(3,625,325)	(15,076,014)	(1,199,430)
Net realized capital losses	(200,648,221)	(323,774,224)	9,056,112
Capital loss tax expense	13,735,771	8,227,481	4,097,605
Net realized capital losses, after tax	(214,383,992)	(332,001,705)	4,958,507
Less: Amounts transferred to IMR	44,948,213	23,547,563	17,318,892
Net realized capital losses, after tax	$ (259,332,205)	$ (355,549,268)	$ (12,360,385)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities and calls):

	For the years ended December 31,		
	2021	2020	2019
Bonds and short-term investments			
Sale proceeds	$ 2,582,017,812	$ 3,816,539,619	$ 2,663,531,389
Gross realized capital gains on sales	61,482,074	39,643,954	29,294,580
Gross realized capital losses on sales	(3,902,409)	(9,885,348)	(8,277,399)
Unaffiliated common and preferred stock			
Sale proceeds	10,133,339	7,898,339	65,987,575
Gross realized capital gains on sales	18,805	123,844	2,583,992
Gross realized capital losses on sales	(1,068,769)	(111,635)	(1,948,376)

Additionally, for the years ended December 31, 2021, 2020 and 2019, there was $15,589,499, $1,310,006 and $4,133,978 of investment income generated on 36, 17 and 23 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

18

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2021 and 2020 are disclosed in the table presented below. During the years 2021 and 2020, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2021 and 2020, the average fair values for derivatives held for other investment and/or risk management activities were $1,699,788 and $11,923,396, respectively. The Company did not have any unrealized gains or losses during 2021 and 2020 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2021			As of December 31, 2020		
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges						
Interest rate swaps	$ 50,000	$ (140)	$ —	$ —	$ —	$ —
Foreign currency swaps	$ 24,232	$ 456	$ (743)	$ 24,232	$ (1,655)	$ (1,900)
Replication transactions						
Interest rate swaps	200,000	9,911	—	200,000	24,910	—
Credit default swaps	100,000	2,429	2,000	—	—	—
Other investment and/or Risk Management activities						
Interest rate swaps and swaptions	—	—	—	69,188	(28)	(28)
Interest rate swaps - offsetting	132,000	(259)	(259)	371,110	(2,228)	(2,228)
Macro hedge program	16,073,010	189,555	189,555	15,256,123	(237,548)	(237,548)
Total	$ 16,579,242	$ 201,952	$ 190,553	$ 15,920,653	$ (216,549)	$ (241,704)

19

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Cash Flow Hedges

Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Replication Transactions

Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions.

Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies.

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)		
By strategy	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Credit default swaps	$ —	$ 6,364	$ 38
Foreign currency swaps and forwards	—	—	(15)
GMWB hedging derivatives	—	56,925	20,484
Equity index swaps, options, and futures	—	(3)	—
Interest rate swaps and swaptions	(17)	—	3,508
Macro hedge program	(254,324)	(396,152)	(34,377)
Total	$ (254,341)	$ (332,866)	$ (10,362)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits ("GMWB") hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

20

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

As of December 31, 2020, the Company did not hold any credit derivatives that assume credit risk.

The following table presents the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2021:

(Amounts in thousands)					Underlying Referenced Credit Obligation(s)				
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]
Basket credit default swaps [4]									
Investment grade risk exposure	$ 100,000	$ 2,429	$ 2,000	5 years	Corporate Credit	BBB+	—	—	—
Total	$ 100,000	$ 2,429	$ 2,000				$ —	$ —	$ —

[1] The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2] Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3] The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4] Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

21

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day's market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2021, 2020, and 2019, the Company had no losses on derivative instruments due to counterparty nonperformance.

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2021 and 2020, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company's capital and surplus.

g. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

Bonds, Cash Equivalents and Short-Term Investments As of December 31, 2021	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. government and government agencies and authorities				
Guaranteed and sponsored - excluding asset-backed	$ 495,438,678	$ 77,440,640	$ (11,703,252)	$ 561,176,066
Guaranteed and sponsored - asset-backed	113,617,781	5,858,542	(634,235)	118,842,088
States, municipalities and political subdivisions	238,745,823	53,842,362	(15,622)	292,572,563
International governments	75,504,339	7,013,972	(50,364)	82,467,947
All other corporate - excluding asset-backed	2,565,562,237	469,205,656	(2,540,841)	3,032,227,052
All other corporate - asset-backed	1,078,432,402	21,764,000	(4,738,990)	1,095,457,412
Hybrid securities	70,204,745	4,117,918	(885,561)	73,437,102
Cash equivalents and short-term investments	211,685,252	8,245	(25,640)	211,667,857
Total bonds, cash equivalents and short-term investments	$ 4,849,191,257	$ 639,251,335	$ (20,594,505)	$ 5,467,848,087

Common Stocks As of December 31, 2021	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Common stocks - unaffiliated	$ 7,283,504	$ 1,754,965	$ (722,344)	$ 8,316,125
Common stocks - affiliated	7,300,225	278,041	—	7,578,266
Total common stocks	$ 14,583,729	$ 2,033,006	$ (722,344)	$ 15,894,391

Preferred Stocks As of December 31, 2021	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Preferred stocks - unaffiliated	$ 29,089,285	$ 356,188	$ (136,785)	$ 29,308,688
Total preferred stocks	$ 29,089,285	$ 356,188	$ (136,785)	$ 29,308,688

22

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Bonds and Short-Term Investments As of December 31, 2020	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. government and government agencies and authorities:				
Guaranteed and sponsored - excluding asset-backed	$ 363,371,018	$ 97,671,877	$ (5,513,737)	$ 455,529,158
Guaranteed and sponsored - asset-backed	220,335,088	10,941,438	(835,171)	230,441,355
States, municipalities and political subdivisions	278,475,288	72,123,925	—	350,599,213
International governments	81,781,745	11,602,622	—	93,384,367
All other corporate - excluding asset-backed	2,613,809,343	653,452,810	(4,176,783)	3,263,085,370
All other corporate - asset-backed	988,235,052	36,158,618	(5,462,609)	1,018,931,061
Hybrid securities	25,079,899	5,113,182	—	30,193,081
Cash equivalents and short-term investments	266,053,791	10,576	(24,157)	266,040,210
Total bonds and short-term investments	$ 4,837,141,224	$ 887,075,048	$ (16,012,457)	$ 5,708,203,815

Common Stocks As of December 31, 2020	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Common stocks - unaffiliated	$ 7,787,445	$ 1,160,967	$ (722,344)	$ 8,226,068
Common stocks - affiliated	7,300,225	276,097	—	7,576,322
Total common stocks	$ 15,087,670	$ 1,437,064	$ (722,344)	$ 15,802,390

Preferred Stocks As of December 31, 2020	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Preferred stocks - unaffiliated	$ 6,639,285	$ 159,015	$ —	$ 6,798,300
Total preferred stocks	$ 6,639,285	$ 159,015	$ —	$ 6,798,300

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2021 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities ("ABS"), including mortgage-backed securities and collateralized mortgage obligations are distributed to maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

Maturity	Statement Value	Estimated Fair Value
Due in one year or less	$ 355,945,073	$ 358,112,654
Due after one year through five years	640,835,274	659,378,424
Due after five years through ten years	803,153,309	890,304,521
Due after ten years	3,049,257,601	3,560,052,488
Total	$ 4,849,191,257	$ 5,467,848,087

At December 31, 2021 and 2020, securities with a statement value of $4,243,452 and $4,144,462 respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

23

h. Mortgage Loans on Real Estate The Company had a maximum and minimum lending rate of 4.25% and 2.27% for loans during 2021 and had a maximum and minimum lending rate of 4.77% and 3.00% during 2020. During 2021 and 2020, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2021 and 2020, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 71.54% and 71.5%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2021 and 2020, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2021 and 2020, there were immaterial and $0 amounts of impaired loans with $0 and immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial and $0, respectively. i. Restructured Debt in which the Company is a Creditor The Company had no recorded investments in restructered loans, as of December 31, 2021 and 2020, respectively. j. Joint Ventures, Partnerships and Limited Liability Companies The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $3,453,536, $15,018,180, and $1,923,072 for the years ended December 31, 2021, 2020, and 2019, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than- temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment. k. Repurchase Agreements and Other Collateral Transactions From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value. Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2021, the fair value and amortized cost of the US. goverment securities transferred were $189,923,010 and $147,352,600 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $147,352,600 with a contractual maturity less than one year as of December 31, 2021. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $189,923,010 with a maturity date less than 360 as of December 31, 2021. As of December 31, 2020, the fair value and amortized cost of the US. goverment securities transferred were $162,067,181 and 110,202,238 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $158,756,325 with a contractual maturity less than one year as of December 31, 2020. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $158,756,325 with a maturity date less than 360 as of December 31, 2020. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 24

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2021 and 2020, was $9,527,986 and $8,529,737, respectively, with a fair value of $9,504,166 and $8,508,412, respectively. Reinvested proceeds from repurchase agreements transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy. The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 and 2020, securities pledged of $177,107,459 and $287,378,566, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $0 and $39,666,465, respectively, as of December 31, 2021 and 2020, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2021 and 2020, the Company accepted cash collateral associated with derivative instruments with a statement value of $25,301,279 and $93,719,979, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2021 and 2020 of $456,435 and $0, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2021 and 2020, the Company did not repledge securities and did not sell any securities collateral. In addition, as of December 31, 2021 and 2020, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus. l. Security Unrealized Loss Aging The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2021 and 2020. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 25

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company's bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2021 and 2020:

December 31, 2021	Less Than 12 Months			12 Months or More			Total		
(Amounts in thousands)	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
U.S. government and government agencies & authorities:									
Guaranteed & sponsored - excluding asset-backed	$ 15,985	$ 15,875	$ (110)	$ 101,606	$ 90,013	$ (11,593)	$ 117,591	$ 105,888	$ (11,703)
Guaranteed & sponsored - asset-backed	18,907	18,281	(626)	185	177	(8)	19,092	18,458	(634)
States, municipalities & political subdivisions	5,137	5,121	(16)	—	—	—	5,137	5,121	(16)
International governments	2,551	2,501	(50)	—	—	—	2,551	2,501	(50)
All other corporate - excluding asset-backed	311,492	309,911	(1,581)	17,856	16,896	(960)	329,348	326,807	(2,541)
All other corporate - asset-backed	540,818	537,448	(3,370)	55,910	54,541	(1,369)	596,728	591,989	(4,739)
Hybrid securities	45,437	44,551	(886)				45,437	44,551	(886)
Short-term investments	15,539	15,513	(26)	—	—	—	15,539	15,513	(26)
Total fixed maturities	955,866	949,201	(6,665)	175,557	161,627	(13,930)	1,131,423	1,110,828	(20,595)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Preferred stock -unaffiliated	6,639	6,502	(137)	—	—	—	6,639	6,502	(137)
Total stocks	6,639	6,502	(137)	722	—	(722)	7,361	6,502	(859)
Total securities	$ 962,505	$ 955,703	$ (6,802)	$ 176,279	$ 161,627	$ (14,652)	$1,138,784	$1,117,330	$ (21,454)

December 31, 2020	Less Than 12 Months			12 Months or More			Total		
(Amounts in thousands)	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
U.S. government and government agencies & authorities:									
Guaranteed & sponsored - excluding asset-backed	$ 111,452	$ 105,938	$ (5,514)	$ —	$ —	$ —	$ 111,452	$ 105,938	$ (5,514)
Guaranteed & sponsored - asset-backed	37,719	36,906	(813)	442	420	(22)	38,161	37,326	(835)
All other corporate - excluding asset-backed	54,299	50,412	(3,887)	2,314	2,024	(290)	56,613	52,436	(4,177)
All other corporate - asset-backed	150,376	145,745	(4,631)	99,044	98,213	(831)	249,420	243,958	(5,462)
Short-term investments	17,558	17,534	(24)	—	—	—	17,558	17,534	(24)
Total fixed maturities	371,404	356,535	(14,869)	101,800	100,657	(1,143)	473,204	457,192	(16,012)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Total stocks	—	—	—	722	—	(722)	722	—	(722)
Total securities	$ 371,404	$ 356,535	$ (14,869)	$ 102,522	$ 100,657	$ (1,865)	$ 473,926	$ 457,192	$ (16,734)

As of December 31, 2021, fixed maturities, comprised of 200 securities, accounted for approximately 97% of the Company's total unrealized loss amount. The securities were primarily related to US. government agency securities, CMBS, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2021, 100% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2021 was primarily attributable to declining interest rates on commercial and residential backed mortgage backed securities.

Most of the securities depressed for twelve months or more primarily related to collateralized loan obligations and Residential Backed Mortgage Securities. Collateralized loan obligations were primarily depressed because current market spreads are wider than spreads at the securities respective purchase dates. Residential Mortgage Backed Securities were depressed because of a decrease in interest rate and/or the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2021, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2021.

26

As of December 31, 2020, fixed maturities, comprised of 103 securities, accounted for approximately 96% of the Company’s total unrealized loss amount. The securities were primarily related to US. goverment agency securities, commercial mortgage - back securities, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2020, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2020 was primarily attributable to widening credit spreads on higher yielding corporate securities and asset-backed securities. m. Loan-backed and Structured Securities OTTI For the years ended December 31, 2021, 2020 and 2019, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis. n. 5GI Securities A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments. The 5GI securities for the Company are immaterial for the years ended December 31, 2021 and 2020. 4. Fair Value Measurements Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets. The Company's investment manager for the Company's general account (a registered investment adviser under the Investment Advisers Act of 1940), with oversight by the Company's Investment Management Department and its Finance and Investment Committee ("FIC"), a committee co-chaired by the Chief Investment Officer and the Chief Risk Officer of the Company, estimates the fair value for financial assets held in the Company's general account and guaranteed separate accounts based on the framework established in the fair value accounting guidance. The Company reviews its investment manager's pricing policy on a periodic basis, with any changes to be approved by the FIC. The Company reserves the right to take exception to its investment manager's pricing of a particular asset and, with FIC's approval, to adjust the price received from its investment manager for that particular asset. The Company estimates the fair value for financial liabilities based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3) Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities. Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 27

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2021					
(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a. Assets accounted for at fair value					
Common stocks - unaffiliated	$ 6,635	$ —	$ 1,681	$ —	8,316
Preferred stocks - unaffiliated	—	29,309	—	—	29,309
Cash equivalents	167,155	—	—	—	167,155
Total bonds and stocks	173,790	29,309	1,681	—	204,780
Derivative assets					
Interest rate derivatives	—	2,375	—	—	2,375
Macro hedge program	—	—	225,828	—	225,828
Total derivative assets	—	2,375	225,828	—	228,203
Separate Account assets [1]	29,455,658	—	—	—	29,455,658
Total assets accounted for at fair value	$ 29,629,448	$ 31,684	$ 227,509	$ —	$ 29,888,641
b. Liabilities accounted for at fair value					
Derivative liabilities					
Interest rate derivatives	—	(2,634)	—	—	(2,634)
Macro hedge program	—	(14,128)	(22,145)	—	(36,273)
Total liabilities accounted for at fair value	$ —	$ (16,762)	$ (22,145)	$ —	$ (38,907)

[1] Excludes approximately $9 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

As of December 31, 2020					
(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a. Assets accounted for at fair value					
All other corporate bonds – asset-backed	$ —	$ —	$ 1	—	$ 1
Common stocks - unaffiliated	6,665	—	1,561	—	8,226
Cash equivalents	156,240			—	156,240
Total bonds and stocks	162,905	—	1,562	—	164,467
Derivative assets					
Interest rate derivatives	—	6,056	—	—	6,056
Macro hedge program	—	47,962	142,247	—	190,209
Total derivative assets	—	54,018	142,247	—	196,265
Separate Account assets [1]	28,421,105	—	—	—	28,421,105
Total assets accounted for at fair value	$ 28,584,010	$ 54,018	$ 143,809	$ —	$ 28,781,837
b. Liabilities accounted for at fair value					
Derivative liabilities					
Foreign exchange derivatives	—	(1,900)	—	—	(1,900)
Interest rate derivatives	—	(8,312)	—	—	(8,312)
Macro hedge program	—	(38,732)	(389,025)	—	(427,757)
Total liabilities accounted for at fair value	$ —	$ (48,944)	$ (389,025)	$ —	$ (437,969)

[1] Excludes approximately $9.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

28

Valuation Techniques, Procedures and Controls The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables. The fair value process is monitored by the Valuation Committee of the Company's investment manager, which is a cross- functional group of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee of the Company's investment manager, a Securities Valuation Group and a Derivatives Valuation Group, which include various investment, operations, accounting, compliance and risk management professionals that meet on a regular basis, to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes. In addition, the Finance and Investment Committee of the Company, co-chaired by its Chief Investment Officer and Chief Financial Officer, is responsible for the approval and monitoring of the Valuation Policy of the Company as well as the adjudication of any valuation disputes thereunder. The Valuation Policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The Finance and Investment Committee meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals. Bonds and Stocks The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment manager using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit. Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. The Company's investment manager utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment manager develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price. The Company's investment manager performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment manager ensures TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 29

that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment manager determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment manager. The Company's investment manager conducts other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also, on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment manager feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades. The Company's investment manager has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data. Derivative Instruments Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations. The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company's investment manager compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities. Valuation Inputs for Investments For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 30

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A description of additional inputs used in the Company's Level 2 and Level 3 measurements is included in the following discussion:

Level 2 The fair values of most of the Company's Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks.

Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable.

State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3 Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility and swap yield curves beyond observable limits.

Separate Account assets

Non-guaranteed Separate Account assets are primarily invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations. As of December 31, 2021 and December 31, 2020, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2021					
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program						
Equity options [2]	$203,683	Option model	Equity volatility	17%	63%	Increase

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2020						
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program						
Equity options [2]	$ 246,778	Option model	Equity volatility	—%	53%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2021 and 2020:

				Total Realized/ Unrealized Gains (Losses) Included in:					
(Amounts in thousands)	Fair Value as of Jan.1, 2021	Transfers into Level 3 [2]	Transfers out of Level 3 [2]	Net Income [1]	Surplus	Purchases/ Increases	Sales/ Decreases	Settlements	Fair Value as of Dec. 31, 2021
Assets									
All other corporate bonds – asset-backed	$ 1	$ —	$ —	$ —	$ 1	$ —	$ —	$ (2)	$ —
Common stocks - unaffiliated	1,561	—	—	—	—	120	—	—	1,681
Total bonds and stocks	1,562	—	—	—	1	120	—	(2)	1,681
Derivatives									
Macro hedge program	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203,683
Total derivatives [3]	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203,683
Total assets	$ (245,216)	$ —	$ —	$ —	$ (372,732)	$ 110,913	$ —	$ 712,399	$ 205,364
Total liabilities	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

[1] All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2] Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands)	Fair Value as of Jan. 1, 2020	Transfers into Level 3 [2]	Transfers out of Level 3 [2]	Total Realized/ Unrealized Gains (Losses) Included in: Net Income [1]	Surplus	Purchases/ Increases	Sales/ Decreases	Settlements	Fair Value as of Dec. 31, 2020
Assets									
All other corporate bonds – asset-backed	$ 8	$ —	$ —	$ —	$ 19	$ —	$ —	$ (26)	$ 1
Common stocks - unaffiliated	1,961	—	—	—	—	7	(407)	—	1,561
Total bonds and stocks	1,969	—	—	—	19	7	(407)	(26)	1,562
Derivatives									
GMWB hedging instruments	21,512	—	—	—	(21,512)	—	—	—	—
Total derivatives [3]	21,512	—	—	—	(21,512)	—	—	—	—
Total assets	$ 23,481	$ —	$ —	$ —	$ (21,493)	$ 7	$ (407)	$ (26)	$ 1,562
Liabilities									
Derivatives									
Macro hedge program	(73,961)	—	—	(191,158)	251,472	(69,653)	—	(163,478)	(246,778)
Total derivatives [3]	(73,961)	—	—	(191,158)	251,472	(69,653)	—	(163,478)	(246,778)
Total liabilities	$ (73,961)	$ —	$ —	$ (191,158)	$ 251,472	$ (69,653)	$ —	$ (163,478)	$ (246,778)

[1] All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2] Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2021						
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets							
Bonds - unaffiliated	$ 5,256,180	$ 4,637,506	$ 51,486	$ 4,736,219	$ 468,475	$ —	$ —
Preferred stocks - unaffiliated	29,309	29,309	—	29,309	—	—	—
Common stocks - unaffiliated	8,316	8,316	6,635	—	1,681	—	—
Mortgage loans	842,755	809,966	—	—	842,755	—	—
Cash, cash equivalents and short-term investments - unaffiliated	223,458	223,475	178,945	15,009	29,504	—	—
Derivative related assets	241,243	230,105	—	15,415	225,828	—	—
Contract loans	91,332	91,332	—	—	91,332	—	—
Surplus debentures	65,162	49,701	—	41,392	23,770	—	—
Low-income housing tax credits	57	57	—	—	57	—	—
Separate Account assets [1]	29,455,658	29,455,658	29,455,658	—	—	—	—
Total assets	$ 36,213,470	$ 35,535,426	$ 29,692,724	$ 4,837,344	$ 1,683,402	$ —	$ —
Liabilities							
Liability for deposit-type contracts	$ (183,768)	$ (183,768)	$ —	$ —	$ (183,768)	$ —	$ —
Derivative related liabilities	(39,291)	$ (39,552)	—	(17,146)	(22,145)	—	—
Separate Account liabilities	(29,455,658)	(29,455,658)	(29,455,658)	—	—	—	—
Total liabilities	$ (29,678,717)	$ (29,678,978)	$ (29,455,658)	$ (17,146)	$ (205,913)	$ —	$ —

[1] Excludes approximately $9 million, at December 31, 2021, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands)	December 31, 2020						
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value(NAV)	Not Practicable (Carrying Value)
Assets							
Bonds - unaffiliated	$ 5,442,164	$ 4,571,087	$ —	$ 5,220,741	$ 221,423	$ —	$ —
Preferred stocks - unaffiliated	6,798	6,639	—	6,798	—	—	—
Common stocks - unaffiliated	8,226	8,226	6,665	—	1,561	—	—
Mortgage loans	815,453	766,623	—	—	815,453	—	—
Cash, cash equivalents and short-term investments - unaffiliated	289,838	289,851	259,308	22,022	8,508	—	—
Derivative related assets	220,861	196,265	—	78,614	142,247	—	—
Contract loans	95,042	95,042	—	—	95,042	—	—
Surplus debentures	49,059	36,401	—	41,566	7,493	—	—
Low-income housing tax credits	150	150	—	—	150	—	—
Separate Account assets [1]	28,421,105	28,421,105	28,421,105	—	—	—	—
Total assets	$ 35,348,696	$ 34,391,389	$ 28,687,078	$ 5,369,741	$ 1,291,877	$ —	$ —
Liabilities							
Liability for deposit-type contracts	$ (199,265)	$ (199,265)	$ —	$ —	$ (199,265)	$ —	$ —
Derivative related liabilities	(437,410)	(437,969)	—	(48,385)	(389,025)	—	—
Separate Account liabilities	(28,421,105)	(28,421,105)	(28,421,105)	—	—	—	—
Total liabilities	$ (29,057,780)	$ (29,058,339)	$ (28,421,105)	$ (48,385)	$ (588,290)	$ —	$ —

[1] Excludes approximately $9.2 million, at December 31, 2020, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2021 and 2020 the Company had no investments where it was not practicable to estimate fair value.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

5. Income Taxes

A. The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1

	2021 Ordinary	2021 Capital	2021 Total
(a) Gross DTA	$ 140,491,281	$ 5,676,627	$ 146,167,908
(b) Statutory valuation allowance adjustments			—
(c) Adjusted gross DTA	140,491,281	5,676,627	146,167,908
(d) Deferred tax assets nonadmitted	29,381,159	249,477	29,630,636
(e) Subtotal net admitted deferred tax assets	111,110,122	5,427,150	116,537,272
(f) Deferred tax liabilities	20,563,544	41,911,728	62,475,272
(g) Net admitted deferred tax asset/(net deferred tax liability)	$ 90,546,578	$ (36,484,578)	$ 54,062,000

2

	2021 Ordinary	2021 Capital	2021 Total
Admission Calculation Components SSAP No. 101 :			
(a) Federal income taxes paid in prior years recoverable by carrybacks	$ —	$ —	$ —
(b) Adjusted gross DTA expected to be realized	48,634,850	5,427,150	54,062,000
(1) DTAs expected to be realized after the balance sheet date	48,634,850	5,427,150	54,062,000
(2) DTAs allowed per limitation threshold	XXX	XXX	107,757,330
(c) DTAs offset against DTLs	62,475,272	—	62,475,272
(d) DTAs admitted as a result of application of SSAP No. 101	$ 111,110,122	$ 5,427,150	$ 116,537,272

3

(a) Ratio % used to determine recovery period and threshold limitation	815%
(b) Adjusted capital and surplus used to determine 2(b) thresholds	718,382,198

4

	2021 Ordinary	2021 Capital
Impact of Tax Planning Strategies:		
(a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %.		
(1) Adjusted gross DTAs amount from Note 5A1c	$ 140,491,281	$ 5,676,627
(2) % of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	5 %	0 %
(3) Net admitted adj. gross DTAs amount from Note 5A1e	$ 111,110,122	$ 5,427,150
(4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies	— %	100 %
(b) Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1

	2020 Ordinary	2020 Capital	2020 Total
(a) Gross DTA	$ 160,161,099	$ 9,082,789	$ 169,243,888
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross DTA	160,161,099	9,082,789	169,243,888
(d) Deferred tax assets nonadmitted	23,214,741	152,217	23,366,958
(e) Subtotal net admitted deferred tax assets	136,946,358	8,930,572	145,876,930
(f) Deferred tax liabilities	30,360,608	35,980,322	66,340,930
(g) Net admitted deferred tax asset/(net deferred tax liability)	$ 106,585,750	$ (27,049,750)	$ 79,536,000

35

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

2

	2020		
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 :			
(a) Federal income taxes paid in prior years recoverable by carrybacks	$ —	$ —	$ —
(b) Adjusted gross DTA expected to be realized	70,605,428	8,930,572	79,536,000
(1) DTAs expected to be realized after the balance sheet date	70,605,428	8,930,572	79,536,000
(2) DTAs allowed per limitation threshold	XXX	XXX	151,307,353
(c) DTAs offset against DTLs	66,340,930	—	66,340,930
(d) DTAs admitted as a result of application of SSAP No. 101	$ 136,946,358	$ 8,930,572	$ 145,876,930

3

(a) Ratio % used to determine recovery period and threshold limitation	578%
(b) Adjusted capital and surplus used to determine 2(b) thresholds	542,153,840

4

	2020	
	Ordinary	Capital
Impact of Tax Planning Strategies:		
(a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %.		
(1) Adjusted gross DTAs amount from Note 5A1c	$ 160,161,099	$ 9,082,789
(2) % of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	19 %	— %
(3) Net admitted adj. gross DTAs amount from Note 5A1e	$ 136,946,358	$ 8,930,572
(4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies	25 %	100 %
(b) Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1

	Change During 2021		
	Ordinary	Capital	Total
(a) Gross DTA	$ (19,669,818)	$ (3,406,162)	$ (23,075,980)
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross DTA	(19,669,818)	(3,406,162)	(23,075,980)
(d) Deferred tax assets nonadmitted	6,166,418	97,260	6,263,678
(e) Subtotal net admitted deferred tax assets	(25,836,236)	(3,503,422)	(29,339,658)
(f) Deferred tax liabilities	(9,797,064)	5,931,406	(3,865,658)
(g) Net admitted deferred tax asset/(net deferred tax liability)	$ (16,039,172)	$ (9,434,828)	$ (25,474,000)

2

	Change During 2021		
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 :			
(a) Federal income taxes paid in prior years recoverable by carrybacks	$ —	$ —	$ —
(b) Adjusted gross DTA expected to be realized	(21,970,578)	(3,503,422)	(25,474,000)
(1) DTAs expected to be realized after the balance sheet date	(21,970,578)	(3,503,422)	(25,474,000)
(2) DTAs allowed per limitation threshold	XXX	XXX	—
(c) DTAs offset against DTLs	(3,865,658)	—	(3,865,658)
(d) DTAs admitted as a result of application of SSAP No. 101	$ (25,836,236)	$ (3,503,422)	$ (29,339,658)

3

(a) Ratio % used to determine recovery period and threshold limitation	237
(b) Adjusted capital and surplus used to determine 2(b) thresholds	176,228,358

36

4 Change During 2021 Ordinary Capital Impact of Tax Planning Strategies: (a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %. (1) Adjusted gross DTAs amount from Note 5A1c $ (19,669,818) $ (3,406,162) (2) % of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies (14) % — % (3) Net admitted adj. gross DTAs amount from Note 5A1e $ (25,836,236) $ (3,503,422) (4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies (25) % 0 % B. DTLs are not recognized for the following amounts: Not Applicable. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 37

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C. Significant Components of Income Taxes Incurred

1. The components of current income tax (benefit)/expense are as follows:

		2021	2020	Change
(a)	Federal	$ (27,766,917)	$ (65,215,649)	$ 37,448,732
(b)	Foreign	—	—	—
(c)	Subtotal	(27,766,917)	(65,215,649)	37,448,732
(d)	Federal income tax on net capital gains	13,735,771	8,227,481	5,508,290
(e)	Utilization of capital loss carryforwards	—	—	—
(f)	Other	—	—	—
(g)	Federal and foreign income taxes incurred	$ (14,031,146)	$ (56,988,168)	$ 42,957,022

2. The main components of the period end deferred tax amounts and the change in those components are as follows:

	2021	2020	Change
DTA: Ordinary			
Policyholder reserves	$ 44,667,308	$ 44,070,724	$ 596,584
Deferred acquisition costs	77,968,591	64,070,309	13,898,282
Compensation and benefits	1,957,215	2,067,883	(110,668)
Investments	—	8,237,019	(8,237,019)
Net operating loss carryforward	—	25,474,445	(25,474,445)
Tax credit carryforward	9,330,850	10,245,603	(914,753)
Other	6,567,317	5,995,116	572,201
Subtotal: DTA Ordinary	140,491,281	160,161,099	(19,669,818)
Ordinary statutory valuation allowance	—	—	—
Total adjusted gross ordinary DTA	140,491,281	160,161,099	(19,669,818)
Nonadmitted ordinary DTA	29,381,159	23,214,741	6,166,418
Admitted ordinary DTA	111,110,122	136,946,358	(25,836,236)
DTA: Capital			
Investments	5,676,627	9,082,789	(3,406,162)
Subtotal: DTA Capital	5,676,627	9,082,789	(3,406,162)
Capital statutory valuation allowance	—	—	—
Total adjusted gross capital DTA	5,676,627	9,082,789	(3,406,162)
Nonadmitted capital DTA	249,477	152,217	97,260
Admitted capital DTA	5,427,150	8,930,572	(3,503,422)
Total Admitted DTA	$ 116,537,272	$ 145,876,930	$ (29,339,658)
DTL: Ordinary			
Investments	$ 17,791,231	$ 24,815,982	$ (7,024,751)
Deferred and uncollected premium	—	—	—
Policyholder reserves	2,772,313	5,544,626	(2,772,313)
Other	—	—	—
Gross DTL ordinary	20,563,544	30,360,608	(9,797,064)
DTL: Capital			
Investments	41,911,728	35,980,322	5,931,406
Other	—	—	—
Gross DTL capital	41,911,728	35,980,322	5,931,406
Total DTL	62,475,272	66,340,930	(3,865,658)
Net adjusted DTA/(DTL)	$ 54,062,000	$ 79,536,000	$ (25,474,000)
Adjust for the change in deferred tax on unrealized gains/losses			11,186,421
Adjust for the change in nonadmitted deferred tax			6,263,678
Other adjustments			1
Adjusted change in net deferred Income Tax			$ (8,023,900)

38

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

D. Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

	2021 Tax effect	% of Pre-tax income $ 120,579,910	2020 Tax effect	% of Pre-tax income $ (9,893,389)	2019 Tax effect	% of Pre-tax income $ 102,581,087
Statutory tax	$ 25,321,781	21.00 %	$ (2,077,612)	21.00 %	$ 21,542,028	21.00 %
Tax preferred investments	(14,088,142)	(11.68)%	(11,683,415)	118.09 %	(97,684,555)	(95.23)%
Interest maintenance reserve	(14,320,937)	(11.88)%	3,088,775	(31.22)%	11,294,233	11.01 %
Amortization of inception gain	(4,974,717)	(4.13)%	(4,974,717)	50.28 %	(4,974,717)	(4.85)%
VA Hedge Reclass	4,415,554	3.66 %	6,485,579	(65.55)%	36,663,594	35.74 %
Prior period adjustments	610,865	0.51 %	24,756,222	(250.23)%	46,412,127	45.24 %
Tax Reform	—	— %	—	— %	(664,934)	(0.65)%
Change in deferred tax on non-admitted assets	(258,548)	(0.21)%	(76,362)	0.77 %	(1,463,302)	(1.43)%
Intercompany settlement of DTA	—	— %	—	— %	267,104,472	260.38 %
Foreign related investments	(2,765,000)	(2.29)%	(3,476,000)	35.13 %	—	— %
All other	51,898	0.02 %	182,971	(1.85)%	(7,014,807)	(6.84)%
Total statutory income tax	(6,007,246)	(5.00)%	12,225,441	(123.57)%	271,214,139	264.39 %
Federal and foreign income taxes incurred	(14,031,146)	(11.64)%	(56,988,168)	(34.58)%	37,534,914	36.60 %
Change in net deferred income taxes	8,023,900	6.64 %	69,213,609	(699.59)%	233,679,225	227.80 %
Total statutory income tax	$ (6,007,246)	(5.00)%	$ 12,225,441	(123.57)%	$ 271,214,139	264.39 %

E. Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2021, the Company had $0 of net operating loss carryforwards, and $9,330,850 of foreign tax credit carryovers which expire between 2028 and 2030.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2021	—
2020	—
2019	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2021.

F. Consolidated Federal Income Tax Return

1. The Company's federal income tax return is consolidated within TR Re, Ltd.'s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

TR Re, Ltd.
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
American Maturity Life Insurance Company

2. Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate

39

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $57,983,762 and $28,893,273 respectively, as of December 31, 2021 and $62,741,182 and $18,544,854 respectively, as of December 31, 2020.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2021	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$ 18,830,507,419	$ 859,279,164	$ (14,859,366,482)	$ 4,830,420,101
Liability for deposit-type contracts	899,531,652	246,818	(716,010,403)	183,768,067
Policy and contract claim liabilities	231,270,273	21,147,387	(228,987,444)	23,430,216
Premium and annuity considerations	901,362,020	82,943,229	(14,308,900,870)	(13,324,595,621)
Death, annuity, disability and other benefits	1,654,726,072	127,708,572	(1,453,150,077)	329,284,567
Surrenders and other fund withdrawals	2,981,648,379	178,837,868	(401,880,296)	2,758,605,951

2020	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$ 18,554,505,102	$ 881,152,754	$ (14,570,720,964)	$ 4,864,936,892
Liability for deposit-type contracts	1,001,789,492	211,245	(802,735,820)	199,264,917
Policy and contract claim liabilities	238,345,043	25,774,263	(235,999,674)	28,119,632
Premium and annuity considerations	880,100,276	83,906,116	(828,502,897)	135,503,495
Death, annuity, disability and other benefits	1,475,763,618	116,452,362	(1,280,400,605)	311,815,375
Surrenders and other fund withdrawals	2,805,063,678	174,708,943	(424,779,670)	2,554,992,951

2019	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$ 18,147,479,094	$ 911,775,436	$ (14,086,416,027)	$ 4,972,838,503
Liability for deposit-type contracts	1,100,972,887	1,581,507	(886,412,156)	216,142,238
Policy and contract claim liabilities	212,998,764	21,177,790	(210,465,997)	23,710,557
Premium and annuity considerations	929,895,496	86,020,928	(895,909,672)	120,006,752
Death, annuity, disability and other benefits	1,439,811,752	124,279,834	(1,275,376,109)	288,715,477
Surrenders and other fund withdrawals	3,387,486,154	182,415,714	(472,619,284)	3,097,282,584

a. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2021, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $13.7 billion for Prudential Financial Inc. ("Prudential") offset by $12.2 billion of market value of assets held in trust, for a net exposure of $1.5 billion. In addition, reserve credits totaling $1.9 billion for Commonwealth Annuity and Life Insurance Company are offset by $2.4 billion of market value of assets held in trust, for no net exposure. As of December 31, 2020, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $13.3 billion for Prudential offset by $12.1 billion of market value of assets held in trust, for a net exposure of $1.2 billion. In addition, reserve credits totaling $2.0 billion for Commonwealth Annuity and Life Insurance Company offset by $2.4 billion of market value of assets held in trust, for no net exposure.

40

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $26,746,967 in 2021, a decrease of $16,926,181 from the 2020 balance of $43,673,148. The total amount of reinsurance credits taken for this agreement was $33,856,921 in 2021, a decrease of $21,425,545 from the 2020 balance of $55,282,466. On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. The net gain totaling $600 million, before tax, was deferred as a component of Other than special surplus funds on the Company's Statements of Admitted Assets, Liability and Capital and Surplus, and will be amortized over 20 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $19.0 million in 2021, 2020 and 2019, respectively. In 2018, the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2021 and 2020, respectively. b. Reinsurance Ceded to Affiliates The Company entered into an affiliated reinsurance agreement with its indirect parent, TR Re, Ltd., an unauthorized reinsurer, effective December 30, 2021. Pursuant to such reinsurance agreement, the Company generally ceded 50% of the Company’s variable annuity and payout annuity blocks with certain variable annuity guarantees ceded at 100% and certain structured settlement contracts ceded at a lesser quota share percentage. All such business is ceded on a modified coinsurance basis. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included ceded premiums totaling $13.5 billion, substantially offset by reserve adjustments on reinsurance totaling $13.4 billion and the transfer of IMR totaling approximately $104.4 million. The transfer of IMR was offset by funds held under reinsurance treaties with unauthorized reinsurers totaling $104.4 million which are included in Other liabilities. The Company paid additional amounts totaling $35.6 million (before tax) and as a result, incurred a net loss for the same amount. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 41

7. Related Party Transactions Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis. The Company reported $21,274,697 and $10,779,853 as payable to parents, subsidiaries and affiliates as of December 31, 2021 and 2020, respectively. Amounts are settled in accordance with terms of the agreements. Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the “Liquidity Agreement”) with TLA. The Liquidity Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding notes as of December 31, 2021 and 2020. On September 18, 2020, TLA paid a dividend of $400,000,000 to TL, the Company's parent. On September 16, 2019, Talcott Resolution received permission from the Department to pay an extraordinary dividend (as a return of capital) of $250,000,000 from TLA to TL. TLA paid the dividend on September 17, 2019. Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11. 8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. The expense accrued for the Company during 2021 was immaterial. As of June 1, 2018, Talcott Resolution Life Insurance Company adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401 (k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for- dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Savings Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The costs allocated to the Company for the years ended December 31, 2020 and 2019 were immaterial. The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2021 and 2020. 9. Debt The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 42

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

stock held by the Company is classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2021 and 2020, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2021 and 2020, the Company's pledge limits were $193 million and $155 million, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

FHLB Capital Stock - Aggregate Totals

As of December 31, 2021

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$ —	—	—
b.	Membership Stock - Class B	1,680,700	1,680,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,680,700	1,680,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$ 193,000,000	193,000,000	—

As of December 31, 2020

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$ —	—	—
b.	Membership Stock - Class B	1,560,700	1,560,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,560,700	1,560,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$ 155,000,000	155,000,000	—

Membership Stock (Class A and B) Eligible for Redemption as of December 31, 2021

Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	Eligible for Redemption			
				3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1	Class A	$ —	$ —	$ —	$ —	$ —	$ —
2	Class B	1,680,700	1,680,700	—	—	—	—

43

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

3. Collateral Pledged to FHLB

a. Amount Pledged as of December 31, 2021

		1 Fair Value	2 Carrying Value	Aggregate Total Borrowing
1	Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3)	$ 27,350,396	$ 26,627,008	$ —
2	Current Year General Account: Total Collateral Pledged	27,350,396	26,627,008	—
3	Current Year Separate Account: Total Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts: Total Collateral Pledged	—	—	—

b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1	Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3)	$ 27,350,396	$ 27,451,962	$ —
2	Current Year General Account Maximum Collateral Pledged	27,350,396	27,451,962	—
3	Current Year Separate Account Maximum Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	—	—	—

4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date

The Company had no borrowings from the FHLB as of December 31, 2021.

c. FHLB - Prepayment Obligations

The Company does not have any prepayment obligations as of December 31, 2021.

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the "Commissioner"), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2021. Dividends paid totaled $400 million and $250 million (as a return of capital) in 2020 and 2019, respectively. For additional information, see Note 7. With respect to dividends to its parent, TL, the Company's dividend limitation under the holding company laws of Connecticut is $393,943,261 in 2022. As a condition to the Sixth Street Acquisition described in Note 1, the Department requires any dividends for the Company, for a two-year period following the acquisition, be approved by the Commissioner.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:

44

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
Unrealized capital losses, gross of tax	$ (150,600,648)	$ (224,889,772)
Asset valuation reserve	(142,453,157)	(134,693,701)
Nonadmitted asset values	(47,941,676)	(40,454,760)
Separate Account expense allowance	28,451,080	33,780,546

11. Separate Accounts

The Company maintained Separate Account assets totaling $29,464,947,964 and $28,430,266,880 as of December 31, 2021 and 2020, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2021 and 2020, the Company's Separate Account statement included legally insulated assets of $29,464,947,964 and $28,430,266,880, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company's Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $551,133,174, $515,178,848 and $533,685,441 for the years ended December 31, 2021, 2020 and 2019, respectively, and are recorded as a component of fee income on the Company's Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2021 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the year ended December 31, 2021	$ —	$ —	$ —	$ 324,159,709	$ 324,159,709
Reserves at year-end:					
For accounts with assets at:					
Fair value	$ —	$ —	$ —	$29,405,197,381	$ 29,405,197,381
Amortized cost	—	—	—	—	—
Total reserves	$ —	$ —	$ —	$ 29,405,197,381	$ 29,405,197,381
By withdrawal characteristics:					
Subject to discretionary withdrawal	$ —	$ —	$ —	$ —	$ —
With market value adjustment	—	—	—	—	—
At book value without market value adjustment and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	29,083,544,989	29,083,544,989
At book value without market value adjustment and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	29,083,544,989	29,083,544,989
Not subject to discretionary withdrawal	—	—	—	321,652,392	321,652,392
Total	$ —	$ —	$ —	$ 29,405,197,381	$ 29,405,197,381

45

Below is a reconciliation of net transfers from Separate Accounts: December 31, 2021 December 31, 2020 December 31, 2019 Transfer to Separate Accounts 324,159,709 $ 285,780,328 $ 293,283,966 Transfer from Separate Accounts 3,133,066,954 2,882,960,715 3,388,130,028 Net Transfer from Separate Accounts (2,808,907,245) (2,597,180,387) (3,094,846,062) Internal exchanges and other Separate Account activity (5,072,046) (7,948,103) (8,041,963) Transfer from Separate Accounts on the Statements of Operations $ (2,813,979,291) $ (2,605,128,490) $ (3,102,888,025) 12. Commitments and Contingent Liabilities a. Litigation The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company. b. Guaranty Funds In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2021, 2020, and 2019. The Company had immaterial guaranty fund receivables as of December 31, 2021 and 2020, respectively. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 46

c. Contingent Commitments December 31, 2021 and 2020, the Company has outstanding commitments totaling $364,224,800 and $283,651,910, respectively, of which $230,106,792 and $232,421,083, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2021 and 2020, $101,619,522 and $47,560,178, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $32,498,486 and $3,670,650 are related to various funding obligations associated with private placement securities, as of December 31, 2021 and 2020, respectively. Detail of Other Contingent Commitments 1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement 2 Liability Recognition of Guarantee 3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required 4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make 5 Current Status of Payment or Performance Risk of Guarantee Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018. As of December 31, 2021 and December 31, 2020, no liability was recorded for this guarantee, as TCB was able to meet these policyholder obligations.. $ — Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other Unlimited (1) The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered. (1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement. d. Leases Transactions include rental facilities and equipment. Rent paid by the Company for its share of space occupied and equipment used by the Company was $836,059, $1,088,395 and $1,196,952 in 2021. 2020 and 2019, respectively. Future minimum rental commitments are immaterial. The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut. e. Tax Matters The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2017, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company recorded benefits of $14,088,142 $11,683,415 and $14,693,111 related to the Separate Account DRD for the years ended December 31, 2021, 2020, and 2019, respectively. The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 47

temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching. 13. Subsequent Events The Company has evaluated events subsequent to December 31, 2021, through April 19, 2022, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company. TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 48